EXECUTION VERSION AMENDMENT NO. 4 TO REVOLVING CREDIT AGREEMENT This Amendment No. 4 to Revolving Credit Agreement, dated as of April 27, 2020 (this “Amendment”), is among BRIGGS & STRATTON CORPORATION, a Wisconsin corporation (the “Lead Borrower”), the other Loan Parties party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) and the lenders party hereto (the “Lenders”). Capitalized terms used and not otherwise defined herein have the definitions provided therefor in the Credit Agreement referenced below. W I T N E S S E T H: WHEREAS, the Lead Borrower, the other Borrowers from time to time party thereto, the Lenders (as defined therein) from time to time party thereto and the Administrative Agent are parties to that certain Revolving Credit Agreement, dated as of September 27, 2019 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”); WHEREAS, pursuant to Section 13.12 of the Credit Agreement, the Loan Parties party to the Credit Agreement, the Administrative Agent and the Required Lenders may amend the Credit Agreement and, in the case of any amendment, modification or waiver of any provision relating to the rights or obligations of the Collateral Agent, with the consent of the Collateral Agent and, in the case of any amendment, modification or waiver of any provision relating to the rights or obligations of the Swingline Lender, with the consent of the Swingline Lender; and WHEREAS, the Lead Borrower has requested that the Administrative Agent, the Collateral Agent, the Swingline Lender and the Required Lenders amend, and the Administrative Agent, the Collateral Agent, the Swingline Lender and the Required Lenders have agreed to amend, the Credit Agreement as set forth herein. NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto agree as follows: 1. Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement (including Schedule 2.01 thereto) attached as Annex A hereto (the Credit Agreement as so amended, the “Amended Credit Agreement”). 2. Conditions Precedent. The effectiveness of this Amendment is subject to the conditions precedent that: (a) the Administrative Agent shall have received counterparts to (i) this Amendment, duly executed by each Loan Party party to the Credit Agreement, the Administrative Agent, the Collateral Agent, the Swingline Lender and Lenders constituting the Required Lenders and (ii) the Consent and Reaffirmation attached hereto, duly executed by each Guarantor; (b) the Administrative Agent shall have received, in respect of each Swiss Loan Party, an up-to-date certified copy of the articles of association (Statuten) and an up-to-date certified excerpt from the commercial register (Handelsregister); US-DOCS\115389476.8

(c) the Administrative Agent shall have received, for the account of each Lender that provides its executed signature page hereto by such time as is requested by the Administrative Agent and the Lead Borrower, an amendment fee in an amount previously disclosed to the Lenders; and (d) the Administrative Agent and its Affiliates shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable and documented fees and expenses of counsel for the Administrative Agent) required to be reimbursed or paid by the Borrowers in connection with this Amendment and the other Loan Documents. 3. Representations and Warranties. To induce the Administrative Agent to enter into this Amendment, each Loan Party party hereto hereby represents and warrants to the Administrative Agent and the Lenders that: (a) This Amendment and the Amended Credit Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, administration, examinership, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing; and (b) As of the date hereof and immediately after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Loan Parties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality standard set forth in any such representation or warranty), except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such date (without duplication of any materiality standard set forth in any such representation or warranty). 4. Reference to and Effect on the Credit Agreement. (a) Upon the effectiveness hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in any other Loan Document to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof,” and words of like import), shall mean and be a reference to the Amended Credit Agreement and this Amendment and the Credit Agreement shall be read together and construed as a single instrument referred to herein as the Amended Credit Agreement. (b) Except as expressly amended hereby, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby reaffirmed, ratified and confirmed. (c) The Liens and security interests in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations (and all filings with any Governmental Authority in connection therewith) are in all respects continuing and in full force and effect with respect to all Obligations, in each case in accordance with and to the extent contemplated by the terms of the respective Loan Documents. 2

(d) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith. (e) This Amendment is a Loan Document under (and as defined in) the Credit Agreement. 5. Miscellaneous. (a) Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York. (b) Headings. The headings of the several Sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment. (c) Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. [Remainder of Page Intentionally Left Blank] 3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written. BRIGGS & STRATTON CORPORATION, as Lead Borrower By: /s/ Andrea L. Golvach Name: Andrea L. Golvach Title: Vice President Treasurer BRIGGS & STRATTON AG, as Subsidiary Borrower By: /s/ Mark Schwertfeger Name: Mark Schwertfeger Title: Member of the Board Signature Page to Amendment No. 4 to Credit Agreement

JPMORGAN CHASE BANK, N.A., individually as a Lender, as Swingline Lender, as Administrative Agent and as Collateral Agent By: /s/ John Morrone Name: John Morrone Title: Authorized Signer Signature Page to Amendment No. 4 to Credit Agreement

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as an Issuing Bank and as a Swiss Lender By: /s/ Kennedy A. Capin Name: Kennedy A. Capin Title: Authorized Officer Signature Page to Amendment No. 4 to Credit Agreement

BANK OF AMERICA, N.A., as a Lender and as an Issuing Bank By: /s/ Brian Conole Name: Brian Conole Title: Senior Vice President Signature Page to Amendment No. 4 to Credit Agreement

BANK OF MONTREAL, as a Lender and as an Issuing Bank By: /s/ Brittany Malone Name: Brittany Malone Title: Vice President BANK OF MONTREAL, LONDON BRANCH, as a Lender and as an Issuing Bank By: /s/ Tom Woolgar Name: Tom Woolgar Title: MD By: /s/ Scott Matthews Name: Scott Matthews Title: MD Signature Page to Amendment No. 4 to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Lynne Ciaccia Name: Lynne Ciaccia Title: Authorized Officer Signature Page to Amendment No. 4 to Credit Agreement

CIBC BANK USA, as a Lender By: /s/ Peter B. Campbell Name: Peter B. Campbell Title: Managing Director Signature Page to Amendment No. 4 to Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender By: /s/ Paul Steiger Name: Paul Steiger Title: Vice President Signature Page to Amendment No. 4 to Credit Agreement

FIRST MIDWEST BANK, as a Lender By: /s/ Thomas Brennan Name: Thomas Brennan Title: Vice President Signature Page to Amendment No. 4 to Credit Agreement

ANNEX A [See attached.]

TABLE OF CONTENTS Page ARTICLE 1 DEFINITIONS AND ACCOUNTING TERMS 1 Section 1.01 Defined Terms 1 Section 1.02 Terms Generally and Certain Interpretive Provisions 8284 Section 1.03 Exchange Rates; Currency Equivalent 8486 Section 1.04 Additional Alternative Currencies 8486 Section 1.05 Divisions 8587 Section 1.06 Effectuation of Transactions 8587 Section 1.07 Timing of Payment or Performance 8587 Section 1.08 Joint and Several Liability 8587 Section 1.09 Exchange Rates; Currency Equivalents; Basket Calculations 8587 Section 1.10 Interpretation (Australia) and Code of Banking Practice (Australia) 8688 ARTICLE 2 AMOUNT AND TERMS OF CREDIT 8788 Section 2.01 The Commitments 8788 Section 2.02 Loans 8789 Section 2.03 Borrowing Procedure 8991 Section 2.04 Evidence of Debt; Repayment of Loans 9092 Section 2.05 Fees 9193 Section 2.06 Interest on Loans 9294 Section 2.07 Termination and Reduction of Commitments 9597 Section 2.08 Interest Elections 9697 Section 2.09 Optional and Mandatory Prepayments of Loans 9799 Section 2.10 Payments Generally; Pro Rata Treatment; Sharing of Set-offs 100102 Section 2.11 Defaulting Lenders 101103 Section 2.12 Swingline Loans 103105 Section 2.13 Letters of Credit 104106 Section 2.14 Settlement Amongst Lenders 113114 Section 2.15 Revolving Commitment Increase 114115 Section 2.16 Lead Borrower 115117 Section 2.17 Overadvances 116117 Section 2.18 Protective Advances 116118 Section 2.19 Extended Loans 117119 Section 2.20 MIRE Events 119121 ARTICLE 3 YIELD PROTECTION, ILLEGALITY AND REPLACEMENT OF LENDERS 120121 Section 3.01 Increased Costs, Illegality, Etc. 120121 Section 3.02 Compensation 122124 Section 3.03 Change of Lending Office 123124 Section 3.04 Replacement of Lenders 123125 ARTICLE 4 SWISS GUARANTY LIMITATIONS 125127 ARTICLE 5 TAXES 127129 Section 5.01 Net Payments 127129 ARTICLE 6 CONDITIONS PRECEDENT 132134 Section 6.01 Conditions Precedent to Credit Events on the Closing Date 132134 Section 6.02 Conditions Precedent to All Credit Events 135137 ARTICLE 7 [RESERVED] 136138 -i-

Page ARTICLE 8 REPRESENTATIONS, WARRANTIES AND AGREEMENTS 136138 Section 8.01 Organization; Powers 136138 Section 8.02 Authorization 136138 Section 8.03 Enforceability 137139 Section 8.04 Governmental Approvals 137139 Section 8.05 Financial Statements 137139 Section 8.06 No Material Adverse Effect 137139 Section 8.07 Title to Properties; Possession Under Leases; Flood Documentation 138139 Section 8.08 Subsidiaries 138140 Section 8.09 Litigation; Compliance with Law 138140 Section 8.10 Federal Reserve Regulations 139141 Section 8.11 Investment Company Act 139141 Section 8.12 Use of Proceeds 139141 Section 8.13 Tax 139141 Section 8.14 No Material Misstatements 139141 Section 8.15 Employee Benefit Plans 140142 Section 8.16 Environmental Matters 140142 Section 8.17 Security Documents 141143 Section 8.18 Solvency 142144 Section 8.19 Labor Matters 142144 Section 8.20 Insurance 142144 Section 8.21 Intellectual Property; Licenses, Etc. 142144 Section 8.22 USA PATRIOT Act 143145 Section 8.23 Anti-Corruption Laws and Sanctions 143145 Section 8.24 [reserved] 143145 Section 8.25 EEA Financial Institutions 143145 Section 8.26 Beneficial Ownership Certificate 143145 Section 8.27 Centre of Main Interests 143145 Section 8.28 [reserved] 143145 Section 8.29 [reserved] 143145 Section 8.30 Borrowing Base Certificate 143145 Section 8.31 Compliance with the Swiss Non-Bank Rules 144146 ARTICLE 9 AFFIRMATIVE COVENANTS 144146 Section 9.01 Existence; Business and Properties 144146 Section 9.02 Insurance 145147 Section 9.03 Taxes 146148 Section 9.04 Financial Statements, Reports, Etc. 147149 Section 9.05 Litigation and Other Notices 148151 Section 9.06 Compliance with Laws 149151 Section 9.07 Maintaining Records; Access to Properties and Inspections 149151 Section 9.08 Use of Proceeds 151155 Section 9.09 Compliance with Environmental Laws 151155 Section 9.10 Further Assurances; Additional Guarantors; Additional Security 151155 Section 9.11 Unrestricted Subsidiaries 156160 Section 9.12 Post-Closing 156160 Section 9.13 [reserved] 156Lender Calls 160 Section 9.14 [reserved] 156Post-Fourth Amendment Effective Date 160 Section 9.15 Centre of Main Interests 156160 Section 9.16 [reserved] 156160 -ii-

Page Section 9.17 [reserved] 156160 Section 9.18 Collateral Monitoring and Reporting 156161 Section 9.19 Financial Assistance 160164 Section 9.20 Foreign Collateral 160164 Section 9.21 Australian PPSA Undertaking 160165 Section 9.22 Australian Tax Consolidation 161165 Section 9.23 Compliance with the Swiss Non-Bank Rules 161165 ARTICLE 10 NEGATIVE COVENANTS 161166 Section 10.01 Indebtedness 161166 Section 10.02 Liens 166170 Section 10.03 Limitations on Certificate of Incorporation, By-Laws and Certain Other Agreements, Etc 171175 Section 10.04 Investments, Loans and Advances 171175 Section 10.05 Mergers, Consolidations, Sales of Assets and Acquisitions 175179 Section 10.06 Restricted Payments 179184 Section 10.07 Transactions with Affiliates 180185 Section 10.08 Business of the Lead Borrower and the Subsidiaries; Etc. 183187 Section 10.09 Restrictions on Subsidiary Distributions and Negative Pledge Clauses 183188 Section 10.10 Financial Covenant 185190 Section 10.11 Fiscal Quarter and/or Fiscal Year 185190 ARTICLE 11 EVENTS OF DEFAULT 185190 Section 11.01 Events of Default 185190 Section 11.02 Application of Funds 190195 ARTICLE 12 THE ADMINISTRATIVE AGENT 195200 Section 12.01 Appointment and Authorization 195200 Section 12.02 Delegation of Duties 196202 Section 12.03 Exculpatory Provisions 197202 Section 12.04 Reliance by Administrative Agent 198203 Section 12.05 No Other Duties, Etc. 198203 Section 12.06 Non-reliance on Administrative Agent and Other Lenders 198203 Section 12.07 Indemnification by the Lenders 198203 Section 12.08 Rights as a Lender 199204 Section 12.09 Administrative Agent May File Proofs of Claim; Credit Bidding 199204 Section 12.10 Resignation of the Agents 200205 Section 12.11 Collateral Matters and Guarantee Matters 201206 Section 12.12 Bank Product Providers 202207 Section 12.13 Withholding Taxes 202208 Section 12.14 Australian Security Trust Deed 202208 Section 12.15 Parallel Debt Undertaking 203208 Section 12.16 [reserved] 204209 Section 12.17 [reserved] 204209 Section 12.18 Certain ERISA Matters 204209 ARTICLE 13 MISCELLANEOUS 205210 Section 13.01 Payment of Expenses, Etc. 205210 Section 13.02 Right of Set-off 207212 Section 13.03 Notices 207213 Section 13.04 Benefit of Agreement; Assignments; Participations, Etc. 208214 Section 13.05 No Waiver; Remedies Cumulative 213219 -iii-

Page Section 13.06 Exclusions of the Australian PPSA; Australian PPSA Further Assurances 213219 Section 13.07 Distributable Reserves 214220 Section 13.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL; PROCESS AGENT 214220 Section 13.09 Counterparts 216222 Section 13.10 [reserved] 216222 Section 13.11 Headings Descriptive 216222 Section 13.12 Amendment or Waiver; Etc. 216222 Section 13.13 Survival 219225 Section 13.14 [reserved] 219225 Section 13.15 Confidentiality 219225 Section 13.16 USA Patriot Act Notice 221226 Section 13.17 [reserved] 221227 Section 13.18 Release of Liens and Guarantees 221227 Section 13.19 [reserved] 224229 Section 13.20 Waiver of Sovereign Immunity 224229 Section 13.21 Acknowledgement Regarding Any Supported QFCs 224230 Section 13.22 Absence of Fiduciary Relationship 225230 Section 13.23 Judgment Currency 225230 Section 13.24 Electronic Execution of Assignments and Certain Other Documents 225231 Section 13.25 Entire Agreement 225231 Section 13.26 Acknowledgement and Consent to Bail-In of EEA Financial Institutions 225231 Section 13.27 Confirmation of Lender’s Status as a Swiss Qualifying Lender 226232 Section 13.28 Termination of Commitments under Existing Credit Agreement 226232 -iv-

THIS REVOLVING CREDIT AGREEMENT, dated as of September 27, 2019 among BRIGGS & STRATTON CORPORATION, a Wisconsin corporation (the “Lead Borrower”), each of the other Borrowers (as hereinafter defined) party hereto from time to time, the Lenders (as hereinafter defined) party hereto from time to time, the Issuing Banks (as hereinafter defined) party hereto from time to time and JPMORGAN CHASE BANK, N.A. (“JPMCB”), as the Administrative Agent, the Collateral Agent, the Australian Security Trustee and the Swingline Lender. All capitalized terms used herein and defined in Section 1.01 are used herein as therein defined. W I T N E S S E T H: WHEREAS, as of the Fourth Amendment Effective Date, (a) the Borrowers have requested that the Lenders extend credit in the form of Revolving Loans in an aggregate principal amount at any time outstanding not to exceed $625,000,000600,000,000, consisting of (i) a North American Revolving Facility in an aggregate principal amount at any time outstanding not to exceed $585,000,000561,600,000 and (ii) a Swiss Revolving Facility in an aggregate principal amount at any time outstanding not to exceed $40,000,00038,400,000, (b) the Borrowers have requested that the Issuing Banks issue Letters of Credit under each Facility in an aggregate stated amount at any time outstanding not to exceed $50,000,00055,000,000 and (c) the Borrowers have requested the Swingline Lender to extend credit in the form of Swingline Loans under each Facility in an aggregate principal amount at any time outstanding not to exceed $62,500,00062,000,000. NOW, THEREFORE, the Lenders are willing to extend such credit to the Borrowers, the Swingline Lender is willing to make Swingline Loans to the Borrowers and the Issuing Banks are willing to issue Letters of Credit on the terms and subject to the conditions set forth herein. ARTICLE 1 DEFINITIONS AND ACCOUNTING TERMS Section 1.01 Defined Terms. As used in this Agreement, the following terms shall have the following meanings: “13-Week Cash Flow Projections” shall have the meaning assigned to such term in Section 9.04(g). “Account Debtor” shall mean any Person who may become obligated to another Person under, with respect to, or on account of, an Account. “Account Party” shall have the meaning assigned to such term in Section 2.13(a). “Accounts” shall mean all “accounts,” as such term is defined in the UCC as in effect on the date hereof in the State of New York or, if applicable, in the Canadian PPSA or the Australian PPSA, in which any Person now or hereafter has rights and shall include all rights to payment for goods sold or leased, or for services rendered. “Acquisition” shall mean any transaction or series of related transactions (unless solely among the Lead Borrower and/or one or more of its Subsidiaries) for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the Equity Interests of any Person, or otherwise causing any Person to become a Subsidiary or (c) a merger or consolidation or any other combination with another Person.

LIBOBase Rate Loans and LIBO Rate Loans Consolidated Fixed Overnight LIBO and Overnight LIBO Level Charge Coverage Ratio Base Rate Loans Rate Loans Rate Loans I > 1.75:1.00 0.50% 1.50% 2.50% II > 1.40:1.00 ≤ 1.75:1.00 0.75% 1.75% 2.75% III > 1.00:1.00 ≤ 1.40:1.00 1.00% 2.00% 3.00% IV > 0.75:1.00 ≤ 1.00:1.00 1.25% 2.25% 3.25% V ≤ 0.75:1.00 1.50% 2.50% 3.50% If at any time the Lead Borrower fails to deliver any Financial Statements or Compliance Certificate required under Section 9.04 on or before the date such Financial Statements and Compliance Certificate are due, Level IV shall be deemed applicable for the period commencing three (3) Business Days after such required date of delivery and ending on the date which is three (3) Business Days after such Financial Statements and Compliance Certificate are actually delivered, after which the Level shall be determined in accordance with this definition. Except as otherwise provided in the paragraph below or in the immediately preceding paragraph, adjustments, if any, to the Level then in effect shall be effective three (3) Business Days after the Administrative Agent has received the applicable Financial Statements and Compliance Certificate (it being understood and agreed that each change in Level shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change). Notwithstanding anything to the contrary set forth in this definition, Level III shall be deemed to be applicable until the Administrative Agent’s receipt of the Financial Statements for the Lead Borrower’s first full fiscal quarter ending after the Closing Date (unless such Financial Statements demonstrate that Level IV should have been applicable during such period, in which case Level IV shall be deemed to be applicable during such period) and adjustments to the Level then in effect shall thereafter be effected in accordance with the terms of this definition; provided that, notwithstanding anything to the contrary set forth in this definition, Level V shall be deemed to be applicable from January 29, 2020 until the Administrative Agent’s receipt of the Financial Statements for the Lead Borrower’s fiscal quarter ending on or about March 31, 2020 and adjustments to the Level then in effect shall thereafter be effected in accordance with the terms of this definition. “Applicable Time” shall mean, with respect to any borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent or the applicable Issuing Bank, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment and, in the case of Notices of Borrowings and payments by Borrowers, notified in writing to the Lead Borrower. “Approved Fund” shall mean any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) an existing Lender, (b) an Affiliate or branch of an existing Lender or (c) an entity or an Affiliate of an entity that administers or manages an existing Lender. “Asset Sale” shall mean (x) any Disposition (including any sale and lease-back of assets and any mortgage or lease of owned Real Property) to any person of any asset or assets of the Lead Borrower or -4-

of the Senior Notes Indenture shall not be deemed to be outstanding), the Aggregate Exposures are permitted to be incurred at such time pursuant to the Senior Notes Indenture. “Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. “Bail-In Lender” shall have the meaning assigned to such term in Section 3.04. “Bank Product” shall mean any of the following products, services or facilities extended to the Lead Borrower or any of its Subsidiaries: (a) Cash Management Services; (b) products under Swap Contracts; (c) commercial credit card, purchase card and merchant card services; (d) Supply Chain Financings and (e) other banking products or services (including, without limitation, demand lines of credit) as may be requested by the Lead Borrower or any of its Subsidiaries, other than Letters of Credit issued pursuant to the provisions of Section 2.13 by the Administrative Agent or any Issuing Bank. “Bank Product Debt” shall mean Indebtedness and other obligations of a Borrower or any of its Subsidiaries relating to Bank Products. “Bank Product Reserve” shall mean the aggregate amount of reserves established by the Administrative Agent from time to time in its Permitted Discretion in respect of Secured Bank Product Obligations (which shall at all times include a reserve for the maximum amount of all Noticed Hedges outstanding at that time). “Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy,” as now or hereafter in effect, and any successor thereto. “Base Rate” shall mean, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1.00%, (c) the LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.00%; provided that the LIBO Rate for any day shall be based on the LIBO Rate at approximately 11:00 a.m. London time on such day and (d) 1.002.00%. Any change in the Base Rate due to a change in the Prime Rate, the NYFRB Rate or the LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the LIBO Rate, respectively. “Base Rate Loan” shall mean each Revolving Loan which is designated or deemed designated as a Revolving Loan bearing interest at the Base Rate by the Lead Borrower at the time of the incurrence thereof or conversion thereto. All Base Rate Loans shall be denominated in U.S. Dollars. “Beneficial Ownership Certification” shall mean a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230. “BHC Act Affiliate” of a party shall mean an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. § 1841(k)) of such party. -8-

Facility or Protective Advances under the North American Revolving Facility or the Swiss Revolving Facility. “Closing Date” shall mean September 27, 2019. “Closing Date Extension Amount” shall mean (a) to the extent that any real property located in New York State is included in the U.S. Borrowing Baseor becomes subject to a Mortgage at any time that has not been released in accordance with the terms hereof, $3,840,000 and (b) otherwise, $0. “Closing Date Mortgaged Properties” shall have the meaning assigned to such term in the definition of the term “Mortgaged Properties”. “Closing Date Refinancing” shall mean the repayment in full and termination of all outstanding loans and commitments and termination and release of any guarantees in connection therewith under that certain Credit Agreement, dated as of March 25, 2016, as amended, supplemented, restated, amended and restated, extended or otherwise modified from time to time, by and among the Lead Borrower, the other borrowers and guarantors party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders from time to time party thereto. “Co-Syndication Agents” shall mean Bank of America, N.A., Bank of Montreal and Wells Fargo Bank, National Association, in their capacities as co-syndication agents under this Agreement. “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended from time to time. “Collateral” shall mean, collectively, the U.S. Collateral and the Foreign Collateral. “Collateral Agent” shall mean JPMCB, in its capacity as Collateral Agent for the Secured Parties, and, where the context requires, shall include JPMCB in its capacity as Australian Security Trustee, and shall include its branch offices and affiliates in any applicable jurisdiction and any successor to the Collateral Agent appointed pursuant to Section 12.10. “Collateral and Guarantee Requirement” shall mean the requirement that (in each case, subject to the last two paragraphs of Section 9.10, and subject to Schedule 9.12 (as may be updated pursuant to Section 13.12 of this Agreement) (which, for the avoidance of doubt, shall override the applicable clauses of this definition of “Collateral and Guarantee Requirement”)): (a) on the Closing Date, the Collateral Agent shall have received: (i) from (A) each U.S. Loan Party and (B) each other Loan Party that owns Equity Interests of a person incorporated or organized under the law of the United States, any state thereof, or the District of Columbia (other than Excluded Securities) (provided that the grant by any such other Loan Party under the Initial U.S. Security Agreement shall be solely with respect to such Equity Interests and related rights and assets as expressly set forth in the Initial U.S. Security Agreement), a counterpart of the Initial U.S. Security Agreement, (ii) from each Loan Party, a counterpart of the Guarantee Agreement, in each case duly executed and delivered on behalf of such person, -13-

(e) as of the Closing Date, except as otherwise contemplated by this Agreement or any Security Document, all documents and instruments, including Uniform Commercial Code, Australian PPSA and Canadian PPSA financing statements, and filings with the United States Copyright Office, the United States Patent and Trademark Office and all other actions reasonably requested by the Collateral Agent (including those required by applicable Requirements of Law) to be delivered, filed, registered or recorded to create the Liens purported to be created by the Security Documents (in each case, including any supplements thereto) and perfect such Liens to the extent required by the Security Documents, shall have been delivered, filed, registered or recorded or delivered to the Collateral Agent for filing, registration or the recording substantially concurrently with, or promptly following, the execution and delivery of each such Security Document;

(f) as of the Closing Date, evidence of the insurance (if any) required by the terms of Section 9.02 hereof shall have been received by the Collateral Agent;

(g) after the Closing Date, the Collateral Agent shall have received such other Security Documents as may be required to be delivered pursuant to Section 9.10 or the Security Documents;

(h) **within** (x) ~~within ninety~~**thirty** (~~90~~**30**) days after the ~~Closing~~**Fourth Amendment Effective** Date with respect to each ~~Closing Date~~**Fourth Amendment** Mortgaged Property ~~set forth on Schedule 1.01(B)~~ (or on such later date as the Administrative Agent may agree in its reasonable discretion) and (y) the time periods set forth in Section 9.10 with respect to Mortgaged Properties encumbered pursuant to such Section 9.10, the Collateral Agent shall have received:

> (A) counterparts of each Mortgage to be entered into with respect to each such Mortgaged Property duly executed and delivered by the record owner of such Mortgaged Property and suitable for recording, registering or filing (together with any other forms or undertakings that are required or customary to effect such recording, registration or filing) in all filing, registration or recording offices that the Collateral Agent may reasonably deem necessary or desirable in order to create a valid and enforceable Lien subject to no other Liens except Permitted Liens, at the time of filing, registration or recordation thereof, and
>
> (B) with respect to the Mortgage encumbering each such Mortgaged Property, opinions of local counsel regarding the due authorization, execution and delivery, the enforceability, and perfection of the Mortgages and such other matters customarily covered in real estate mortgage counsel opinions as the Collateral Agent may reasonably request, if and to the extent, and in such form, as local counsel customarily provides such opinions as to such other matters;

provided that, notwithstanding the foregoing, it is hereby understood and agreed that no Real Property may constitute "Eligible Real Property" until the Collateral Agent's receipt of the items described in clauses (A) and (B) above; and

(i) within (x) ~~ninety~~**thirty** (~~90~~**30**) days after the ~~Closing Date~~**Fourth Amendment Effective Date with respect to each Fourth Amendment Mortgaged Property** (or on such later date as the ~~Collateral~~**Administrative** Agent may agree in its reasonable discretion) ~~with respect to each Closing Date Mortgaged Property set forth on Schedule 1.01(B) located in the United States~~ and (y) the time periods set forth in Section 9.10 with respect to Mortgaged Properties located in the United States and encumbered pursuant to said Section 9.10, the Collateral Agent shall have received:

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(A) a Mortgage Policy, and (B) an ALTA Survey of each Mortgaged Property (including all improvements, easements and other customary matters thereon reasonably required by the Collateral Agent), as applicable, for which all necessary fees (where applicable) have been paid with respect to properties located in the United States; provided, however, that, so long as the Title Insurer shall accept the same to eliminate the standard survey exceptions from such policy or policies and issue such survey-related endorsements as the Administrative Agent shall reasonably require and to issue a “same as survey” endorsement, in lieu of a new or revised ALTA Survey, the Borrowers may provide a “no material change” affidavit with respect to any prior survey for the respective Mortgaged Property (which prior survey otherwise substantially complies with the foregoing survey requirements); provided that, notwithstanding the foregoing or any provision of this Agreement to the contrary, it is hereby understood and agreed that (x) no real property may constitute “Eligible Real Property” until the Collateral Agent’s receipt of the items described in clauses (A) and (B) above., (y) no real property for which the Collateral Agent receives any of the items described in clauses (h) and (i) above after the Fourth Amendment Effective Date shall constitute “Eligible Real Property” and (z) the disposition of any Fourth Amendment Mortgaged Property for which the Collateral Agent receives any of the items described in clauses (h) and (i) above after the Fourth Amendment Effective Date shall not result in a reduction of the Borrowing Base (including, without limitation, via the imposition of any Reserves). Notwithstanding anything to the contrary in this Agreement or in the other Loan Documents, but subject to the provisos set forth at the end of clauses (h) and (i) above, it is understood that to the extent any Collateral (other than Collateral with respect to which a lien may be perfected by (A) the filing of a Uniform Commercial Code, Canadian PPSA or Australian PPSA financing statement, (B) delivery and taking possession of stock or share certificates of the Subsidiaries of the Lead Borrower or (C) the filing of a short form security agreement with the United States Patent and Trademark Office or the United States Copyright Office) is not or cannot be provided or the security interest of the Collateral Agent therein is not or cannot be perfected on the Closing Date after the use of commercially reasonable efforts by the Borrowers to do so and without undue burden and expense, then the provision and/or perfection of the security interest in such Collateral shall not constitute a condition precedent to the Closing Date or any Credit Event on or within ninety (90) days after the Closing Date and shall instead be required to be delivered and perfected within ninety (90) days after the Closing Date (subject to extension by the Administrative Agent in its sole discretion). “Collection Account” has the meaning given to that term in Section 9.18(e)(i). “Collections” has the meaning given to that term in Section 9.18(e)(i). “Commitment” shall mean, with respect to any Lender, such Lender’s Revolving Commitment, North American LC Commitment, Swiss LC Commitment or Swingline Commitment, or any Extended Revolving Loan Commitment. “Commodity Account” shall have the meaning assigned to such term in Article 9 of the UCC or, if applicable, a futures account as defined in the Canadian PPSA. “Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. -16-

“Compliance Certificate” shall mean a certificate of the Responsible Officer of the Lead Borrower substantially in the form of Exhibit J hereto. “Consolidated Cash Balance” means, at any time, without duplication, (a) the aggregate amount of cash and Cash Equivalents, marketable securities, treasury bonds and bills, certificates of deposit, investments in money market funds and commercial paper, in each case, (i) held or owned by (either directly or indirectly) or otherwise required to be reflected as cash or a cash equivalent asset on the balance sheet of the Lead Borrower and its Subsidiaries, and (ii) not subject to any Lien (other than in favor of the Lenders hereunder and non-consensual statutory Liens), less (b) the sum of (i) any restricted cash or Cash Equivalents (x) as a result of foreign laws or requirements delaying or prohibiting the repatriation of such cash or Cash Equivalents and maintained in the applicable jurisdiction as of the Fourth Amendment Effective Date and/or (y) to pay royalty obligations, working interest obligations, suspense payments, severance taxes, payroll, payroll taxes, other taxes, employee wage and benefit obligations and trust and fiduciary obligations or other obligations of the Lead Borrower or any Subsidiary to third parties and for which the Lead Borrower or such Subsidiary has issued checks or has initiated wires or ACH transfers (or, in the Lead Borrower’s discretion, will issue checks or initiate wires or ACH transfers within five (5) business days) in order to pay such obligations, (ii) other amounts for which the Lead Borrower or such Subsidiary has issued checks or has initiated wires or ACH transfers but have not yet been subtracted from the balance in the relevant account of the Lead Borrower or such Subsidiary, (iii) while and to the extent refundable, any cash or Cash Equivalents of the Lead Borrower or any Subsidiaries constituting purchase price deposits held in escrow pursuant to a binding and enforceable purchase and sale agreement with a third party containing customary provisions regarding the payment and refunding of such deposits, (iv) amounts held in Excluded Accounts (other than Excluded Accounts under clause (vi) of the definition of such term), (v) any cash or Cash Equivalents transferred pursuant to the U.S. Sweep or the Foreign Sweep and (vi) any cash or Cash Equivalents held by any Foreign Subsidiary that is not a Loan Party. “Consolidated Fixed Charge Coverage Ratio” shall mean, for any period of four consecutive fiscal quarters for which Financial Statements were required to have been delivered, the ratio of (a) EBITDA of the Lead Borrower and its Subsidiaries for such period minus the sum of (x) Capital Expenditures of the Lead Borrower and its Subsidiaries paid in cash (excluding the proceeds of any Indebtedness (other than Indebtedness hereunder)) for such period, (y) the amount of cash payments made during such period (net of cash refunds received during such period) by the Lead Borrower and its Subsidiaries in respect of federal, state, local and foreign income taxes during such period and (z) Dividends permitted by Section 10.06(d), (g), (h), (j) or (l) paid in cash for such period (provided, however, that, for purposes of calculating the amount to be subtracted under this clause (z) for any period that includes a fiscal quarter (or portion thereof) prior to the Closing Date, such amount shall be calculated from the period from the Closing Date to the date of determination divided by the number of days in such period and multiplied by 365) to (b) Consolidated Fixed Charges for such period. “Consolidated Fixed Charges” shall mean, for any period of four consecutive fiscal quarters for which Financial Statements were required to have been delivered, for the Lead Borrower and its Subsidiaries on a consolidated basis, the sum, without duplication, calculated on a Pro Forma Basis, of (a) Consolidated Interest Expense for such period to the extent paid in cash (or accrued and payable on a current basis in cash), (b) the aggregate amount of scheduled amortization payments of principal made during such period in respect of long-term Consolidated Indebtedness (excluding any scheduled payment at maturity, including the scheduled payment at maturity of the Senior Notes) and (c) the aggregate amount by which the U.S. Fixed Asset Advance has been reduced due to each decrease in the Equipment Amortization Factor, the Real Property Amortization Factor and the Trademark Amortization Factor during such period. Notwithstanding the foregoing, for purposes of calculating Consolidated Fixed -17-

Loan Party, in each case as required by and in accordance with the terms of Section 9.18 (or any similar agreements, documentation or requirement necessary, including notice to and acknowledgement from the relevant institution maintaining a Deposit Account as determined by the Administrative Agent in its Permitted Discretion, to perfect the security interest of the Collateral Agent and/or effect control over the relevant Deposit Accounts). “Designated Jurisdiction” shall mean any country, region or territory to the extent that such country, region or territory itself is the subject of any Sanctions (on the date of this Agreement, the Crimea region of the Ukraine, Cuba, Iran, North Korea and Syria). “Dilution Factors” shall mean, without duplication, with respect to any period, the aggregate amount of all deductions, credit memos, returns, adjustments, allowances, bad debt write-offs and other non-cash credits which are recorded to reduce accounts receivable in a manner consistent with current accounting practices of the Loan Parties. “Dilution Ratio” shall mean, at any date, the amount (expressed as a percentage) equal to (a) the aggregate amount of the applicable Dilution Factors for the twelve (12) most recently ended fiscal months divided by (b) total gross sales for the twelve (12) most recently ended fiscal months. “Dilution Reserve” shall mean, at any date, the applicable Dilution Ratio multiplied by the Eligible Accounts. “Disclosure Exceptions” shall have the meaning assigned to such term in Section 9.04(hi). “Disinterested Director” shall mean, with respect to any person and transaction, a member of the Board of Directors of such person who does not have any material direct or indirect financial interest in or with respect to such transaction. “Dispose” or “Disposed of” shall mean to convey, sell, lease, sell and lease-back, assign, farm- out, transfer or otherwise dispose of (other than, in each of the foregoing cases, for security purposes) any property, business or asset (including any disposition of any property, business or asset to a Delaware Divided LLC pursuant to a Delaware LLC Division). The term “Disposition” shall have a correlative meaning to the foregoing. “Disqualified Institutions” shall mean, collectively, (a) those entities identified by the Lead Borrower to the Administrative Agent via electronic mail submitted to JPMDQ_Contact@jpmorgan.com from time to time on three (3) Business Days’ prior written notice, as competitors of the Lead Borrower and/or one or more of its Subsidiaries and any Affiliates of such entities clearly identifiable solely by similarity of name to such entities other than bona fide debt funds and (b) those banks, financial institutions and other institutional lenders separately identified in writing by the Lead Borrower to the Lenders and the Administrative Agent prior to the Closing Date and any Affiliates of such entities clearly identifiable solely by similarity of name to such entities; provided that in no event shall any update to the list of Disqualified Institutions apply retroactively to disqualify any persons that have (x) previously acquired an assignment or participation interest under this Agreement (solely with respect to those previously acquired interests) or (y) previously entered into a trade to acquire an assignment or participation interest under this Agreement (solely with respect to such trade). Delivery of the list of Disqualified Institutions or any supplement thereto, in each case, to the Administrative Agent shall only be deemed to be received and effective if such list and each such supplement thereto is delivered to the following email address: JPMDQ_Contact@jpmorgan.com. -21-

agreements entered into pursuant to Section 1471(b)(1) of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “FCCR Test Amount” shall have the meaning assigned to such term in Section 10.10(a). “Federal Funds Rate” shall mean, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as the NYFRB shall set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate; provided that, if the above rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Fee Letter” shall mean the Fee Letter, dated August 13, 2019, by and among JPMCB and the Lead Borrower. “Fees” shall mean all amounts payable pursuant to or referred to in Section 2.05. “Financial Officer” of any person shall mean the Chief Financial Officer, principal accounting officer, Treasurer, Assistant Treasurer, Controller, Assistant Controller or other executive responsible for the financial affairs of such person. “Financial Statements” shall mean the annual and quarterly financial statements required to be delivered pursuant to Sections 9.04(a) and (b). “Fixtures” shall mean “fixtures” as such term is defined in the UCC as in effect on the date hereof in the State of New York and shall, for the purpose of Equipment located in the Netherlands, include Equipment that is located in the Netherlands and that is to be considered an immovable asset (onroerende zaak) by reason of apparent destination to remain at its location or otherwise (for purposes of Section 3:3(1) of the Dutch Civil Code) or a constituent part (bestanddeel) of an immovable asset due to affixation or in accordance with generally accepted practice (for purposes of Section 3:4 of the Dutch Civil Code). “Flood Documentation” shall mean with respect to each Mortgaged Property located in the United States of America or any territory thereof, (i) a completed “life-of-loan” Federal Emergency Management Agency standard flood hazard determination (and to the extent a Mortgaged Property is located in a Special Flood Hazard Area, a notice about Special Flood Hazard Area status and flood disaster assistance duly executed by the Lead Borrower) and (ii) a copy of, or a certificate as to coverage under, and a declaration page relating to, the insurance policies, along with a copy of the underlying policies (if requested by the Administrative Agent) required by Section 9.02(c) hereof and the applicable provisions of the Security Documents, each of which shall (A) be endorsed or otherwise amended to include a “standard” or “New York” lender’s loss payable or mortgagee endorsement (as applicable), (B) name the Collateral Agent, on behalf of the Secured Parties, as additional insured and lender’s loss payee/mortgagee, (C) identify the address of each property located in a Special Flood Hazard Area, the applicable flood zone designation and the flood insurance coverage and deductible relating thereto and (D) be otherwise in form and substance reasonably satisfactory to the Collateral Agent and each of the Lenders, subject to the provisions of Sections 9.02(a), 9.02(b) and 9.02(c). “Flood Insurance Laws” shall mean, collectively, (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (iii) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto, (iv) the Flood Insurance Reform -41-

Act of 2004 as now or hereafter in effect or any successor statute thereto and (v) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto. “Foreign Collateral” shall mean all Australian Collateral, Canadian Collateral and Dutch Collateral. “Foreign Loan Parties” shall mean, collectively, the Australian Loan Parties and the Swiss Loan Parties. “Foreign Obligations” shall mean all Obligations of (a) the Foreign Subsidiaries and (b) each U.S. Subsidiary that constitutes either (i) a FSHCO or (ii) a Subsidiary of a Foreign Subsidiary of the Lead Borrower that is a CFC. “Foreign Subsidiary” shall mean any Subsidiary that is not incorporated or organized under the laws of the United States of America, any state thereof or the District of Columbia. “Fourth Amendment Effective Date” shall mean April 27, 2020. “Fourth Amendment Mortgaged Properties” shall mean the parcels of Real Property located at (a) 110 Main St, Murray, KY 42071-2147, (b) 5375 N Main St, Munnsville, NY 13409- 4003 and (c) 1502 W 4th Ave, Holdrege, NE 68949. “Fourth Amendment Specified Period” shall mean the period beginning on the Fourth Amendment Effective Date and ending on the day occurring 90 days thereafter. “Fronting Exposure” shall mean a Defaulting Lender’s Pro Rata Share of LC Exposure or Swingline Exposure, as applicable, except to the extent allocated to other Lenders under Section 2.11. “Fronting Fee” shall have the meaning assigned to such term in Section 2.05(c). “FSHCO” shall mean any U.S. Subsidiary that owns no material assets (directly or through subsidiaries) other than the Equity Interests of one or more Foreign Subsidiaries of the Lead Borrower that are CFCs. “GAAP” shall mean generally accepted accounting principles in effect from time to time in the United States of America subject to the provisions of Section 1.02. “Governmental Authority” shall mean the government of the United States of America, Australia, Canada, the Netherlands, Switzerland or any other country, including any political subdivision of any of the foregoing (including state, provincial, territorial, municipal, local or otherwise), the European Central Bank, the Council of Ministers of the European Union, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity (including any European supranational body) exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. “Guarantee” of or by any person (the “guarantor”) shall mean, without duplication, (a) any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation payable or performable by another person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services -42-

Eligible Inventory including change in salability, obsolescence, seasonality, theft, shrinkage, imbalance, change in composition or mix, markdowns, marked to market and vendor chargebacks. “Investment” shall have the meaning assigned to such term in Section 10.04. “Investment Grade Rating” shall mean, at any time of determination with respect to any Person, that such Person has at such time a corporate credit rating of BBB- or better by S&P and a corporate family rating of Baa3 or better by Moody’s (or comparable ratings by any other rating agency). “IRS” shall mean the U.S. Internal Revenue Service. “Issuing Banks” shall mean the North American Issuing Banks and the Swiss Issuing Banks, collectively. “JPMCB” shall have the meaning assigned to such term in the preamble hereto. “Junior Capital Transaction” shall mean (a) any Indebtedness under clause (a) or (b) of the definition of such term (other than Intercompany Indebtedness) of the Lead Borrower that is (i) by its terms subordinated in right of payment to the Loan Obligations and subject to a subordination agreement on terms and conditions reasonably satisfactory to the Administrative Agent, (ii) not secured by a Lien, (iii) secured by a Junior Lien or (iv) secured by a Lien on assets that do not constitute, or will not constitute immediately after giving effect to the underlying transaction, Collateral, (b) any issuance by the Lead Borrower of any if its Qualified Equity Interests (other than (A) pursuant to any employee equity compensation plan or agreement or other employee equity compensation arrangement, any employee benefit plan or agreement or other employee benefit arrangement or any nonemployee director equity compensation plan or agreement or other non-employee director equity compensation arrangement or pursuant to the exercise or vesting of any employee or director stock options, restricted stock or restricted stock units, warrants or other equity awards, pursuant to dividend reinvestment programs, or in respect of contributions to pension funds or plans, (B) any such issuance by a Subsidiary of the Lead Borrower to the Lead Borrower or any other Subsidiary of the Lead Borrower, (C) securities or interests issued or transferred (and not constituting cash proceeds of any issuance of such securities or interests) as consideration for, or in connection with, any acquisition, divestiture or joint venture arrangement and (D) Equity Interests issued upon conversion or exercise of outstanding securities or options) and/or (c) any sale-leaseback transaction in respect of Real Property owned by the Lead Borrower and its Subsidiaries that is permitted by this Agreement, in each case of clauses (a) through (c), (x) that occurs after the Fourth Amendment Effective Date, (y) from which the Lead Borrower receives Net Proceeds of at least $100,000,000 in the aggregate and (z) that is on terms and conditions reasonably satisfactory to the Administrative Agent (acting in consultation with the Required Lenders). “Junior Debt Restricted Payment” shall mean, any payment or other distribution (whether in cash, securities or other property), directly or indirectly made by the Lead Borrower or any if its Subsidiaries, of or in respect of principal on any Senior Notes (or any Indebtedness incurred as Permitted Refinancing Indebtedness in respect thereof) or Indebtedness (other than intercompany Indebtedness) that is (x) by its terms subordinated in right of payment to the Loan Obligations, (y) not secured by a Lien or (z) secured by a Lien that ranks junior in priority to the Lien securing the Obligations (each of the foregoing, a “Junior Financing”); provided that the following shall not constitute a Junior Debt Restricted Payment: -48-

“LC Documents” shall mean all documents, instruments and agreements delivered by any Borrower or any Subsidiary of any Borrower that is a co-applicant in respect of any Letter of Credit to any Issuing Bank or the Administrative Agent in respect of any Letter of Credit. “LC Exposure” shall mean the North American LC Exposure and/or the Swiss LC Exposure. “LC Obligations” shall mean the North American LC Obligations and/or the Swiss LC Obligations. “LC Participation Fee” shall have the meaning assigned to such term in Section 2.05(c)(i). “LC Request” shall mean a request in accordance with the terms of Section 2.13(b) in form and substance satisfactory to the Issuing Banks. “LC Sublimit” shall have the meaning assigned to such term in Section 2.13(b). “Lead Arrangers” shall mean JPMorgan Chase Bank, N.A, Bank of America, N.A., Bank of Montreal and Wells Fargo Bank, National Association, in their capacities as joint lead arrangers and bookrunners for this Agreement. “Lead Borrower” shall have the meaning assigned to such term in the preamble hereto. “Lender” shall mean each financial institution listed on Schedule 2.01 as of the Fourth Amendment Effective Date, as well as any Person that becomes a “Lender” hereunder pursuant to Section 2.15, 3.04 or 13.04(b), and, as the context requires, includes the Swingline Lender. “Lender Loss Sharing Agreement” shall mean that certain Lender Loss Sharing Agreement entered into by each Lender as of the Closing Date and each other Lender becoming party to this Agreement via an Assignment and Assumption or otherwise after the Closing Date. “Letter of Credit” shall mean a North American Letter of Credit and/or a Swiss Letter of Credit, as applicable. “Letter of Credit Expiration Date” shall mean the date which is five (5) Business Days prior to the Maturity Date. “LIBO Rate” shall mean, with respect to (a) any LIBO Rate Loan denominated in any LIBOR Quoted Currency and for any applicable Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for such LIBOR Quoted Currency for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen or, in the event such rate does not appear on either of such Reuters pages, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion (consistent with any such selection by the Administrative Agent generally under substantially similar credit facilities for which it acts as administrative agent) (in each case the “LIBO Screen Rate”) at approximately 11:00 a.m., London time, on the Quotation Day for such LIBOR Quoted Currency and Interest Period; provided that, if the LIBO Screen Rate shall be less than zero1.00%, such rate shall be deemed to be zero1.00% for the purposes of this Agreement and (b) any LIBO Rate Borrowing denominated in Australian Dollars and for any applicable Interest Period, the AUD Screen Rate for Australian Dollars on the Quotation Day for Australian Dollars and Interest Period; provided that, if the AUD Screen Rate shall be less than -50-

zero1.00%, such rate shall be deemed to be zero1.00% for the purposes of this Agreement; provided, further, that if a LIBO Screen Rate or the AUD Screen Rate, as applicable, shall not be available at such time for such Interest Period (the “Impacted Interest Period”), then the LIBO Screen Rate or AUD Screen Rate, as applicable, for such currency and such Interest Period shall be the Interpolated Rate; provided that, if any Interpolated Rate shall be less than zero1.00%, such rate shall be deemed to be zero1.00% for the purposes of this Agreement. It is understood and agreed that all of the terms and conditions of this definition of “LIBO Rate” shall be subject to Section 3.01. “LIBO Rate Loan” shall mean a Loan made by the Lenders to the Borrowers which bears interest at a rate based on the LIBO Rate (other than pursuant to clause (c) of the definition of “Base Rate”). LIBO Rate Loans may be denominated in U.S. Dollars or in an applicable Alternative Currency. “LIBO Screen Rate” has the meaning assigned to such term in the definition of “LIBO Rate”. “LIBOR Quoted Currency” shall mean each of (i) U.S. Dollars, (ii) Euros, (iii) Pound Sterling and (iv) Swiss Francs. “Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, hypothecation, pledge, charge, security interest or similar monetary encumbrance in or on such asset (including, without limitation, any “security interest” as defined in Sections 12(1) and 12(2) of the Australian PPSA) and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset; provided that in no event shall an operating lease or an agreement to sell be deemed to constitute a Lien. “Line Cap” shall mean an amount equal to the lesser of (a) the Aggregate Commitments and (b) the then applicable Aggregate Borrowing Base. “Liquidity Event” shall mean the occurrence of a date when (a) Aggregate Availability shall have been less than (i) from the Closing Date until the end of the Lead Borrower’s fiscal quarter ending on or about March 31, 2020, the greater of (x) 7.5% of the Line Cap and (y) $30,000,000 and (ii) thereafter, the greater of (x) 12.5% of the Line Cap and (y) $50,000,000, in each case for five (5) consecutive Business Days, until such date as (b) Aggregate Availability shall have been at least equal to (i) from the Closing Date until the end of the Lead Borrower’s fiscal quarter ending on or about March 31, 2020, the greater of (x) 7.5% of the Line Cap and (y) $30,000,000 and (ii) thereafter, the greater of (x) 12.5% of the Line Cap and (y) $50,000,000, in each case, for thirty (30) consecutive calendar days (it being understood that such consecutive calendar days may occur during the period contemplated by the preceding clause (b)(i), the preceding clause (b)(ii) or a combination thereof). “Liquidity Notice” shall mean a written notice delivered by the Administrative Agent at any time during a Liquidity Period to any bank or other depository at which any Deposit Account (other than any Excluded Account) is maintained directing such bank or other depository (a) to remit all funds in such Deposit Account to, in the case of a U.S. Loan Party, a Dominion Account or, in the case of a Deposit Account of a Foreign Loan Party, to the Administrative Agent on a daily basis, (b) to cease following directions or instructions given to such bank or other depository by any Loan Party regarding the disbursement of funds from such Deposit Account (other than any Excluded Account), and (c) to follow all directions and instructions given to such bank or other depository by the Administrative Agent in each case, pursuant to the terms of any Deposit Account Control Agreement in place. -51-

“Liquidity Period” shall mean any period throughout which (a) a Liquidity Event has occurred and is continuing or (b) an Event of Default has occurred and is continuing. “Loan Documents” shall mean this Agreement, and, after the execution and delivery thereof pursuant to the terms of this Agreement, each Note, the Guarantee Agreement, each Security Document, each Intercreditor Agreement, each Receivables Intercreditor Agreement, each Securitization Intercreditor Agreement, each Incremental Revolving Commitment Agreement and each Extension Amendment. “Loan Obligations” shall mean all now existing or hereafter arising debts, obligations, covenants, and duties of payment or performance by any Loan Party of every kind, matured or unmatured, direct or contingent, owing, arising, due, or payable to any Lender, Issuing Bank, Agent or Indemnified Person by any Loan Party arising out of this Agreement or any other Loan Document, including, without limitation, all obligations to repay principal or interest (including interest, fees and other amounts accruing during any proceeding under any Debtor Relief Laws, regardless of whether allowed or allowable in such proceeding) on the Loans, Letters of Credit or any other Obligations, and to pay interest, fees, costs, charges, expenses, professional fees, and all sums chargeable to any Loan Party or for which any Loan Party is liable as indemnitor under the Loan Documents, whether or not evidenced by any note or other instrument. “Loan Party” shall mean the Borrowers and the Guarantors. “Loans” shall mean advances made to or at the instructions of the Lead Borrower pursuant to Article 2 hereof and may constitute Revolving Loans, Swingline Loans or Overadvance Loans. “Local Time” shall mean (i) New York City time in the case of a Loan, Borrowing or LC Disbursement denominated in U.S. Dollars and (ii) London time in the case of a Loan, Borrowing or LC Disbursement denominated in Pound Sterling, Euros, Australian Dollars or Swiss Francs. “Margin Stock” shall have the meaning assigned to such term in Regulation U. “Material Adverse Effect” shall mean a material adverse effect on (a) the business, property, operations or financial condition of the Lead Borrower and its Subsidiaries, taken as a whole, (b) the validity or enforceability of any of the Loan Documents against a Loan Party or (c) the rights and remedies of the Administrative Agent, the Collateral Agent, the Issuing Banks, the Swingline Lender and the Lenders against a Loan Party thereunder. “Material Indebtedness” shall mean Indebtedness (other than Loans) of any one or more of the Lead Borrower or any Subsidiary in an aggregate principal amount exceeding $50,000,000; provided that in no event shall any Qualified Receivables Facility be considered Material Indebtedness. “Material Real Property” shall mean any parcel of Real Property or group of parcels of Real Property that are adjacent, contiguous or located in close proximity as an integrated operation located in the United States having a Fair Market Value (on a per-property basis) greater than or equal to $5,000,000 as of (x) the Closing Date, for Real Property then owned or (y) the date of acquisition, for Real Property acquired after the Closing Date, in each case as determined by the Lead Borrower in good faith; provided that (i) “Material Real Property” shall exclude all leasehold interests in Real Property and (ii) the Lead Borrower may elect in its discretion to treat any such Real Property as a “Material Real Property” (subject to the requirements of this Agreement relating to Material Real Properties) even if its Fair Market Value is less than the foregoing threshold. Notwithstanding the foregoing, it is understood -52-

and agreed that the parcel of Real Property located at 1502 W 4th Ave, Holdrege, NE 68949 shall be deemed to be a Material Real Property. “Material Subsidiary” shall mean any Subsidiary, other than an Immaterial Subsidiary. “Maturity Date” shall mean the date that is five (5) years after the Closing Date; provided that, if, on the date (the “Springing Maturity Date”) that is ninety-one (91) days prior to the maturity date of the Senior Notes, any Senior Notes remain outstanding, the Maturity Date shall be the Springing Maturity Date; provided further that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day. Notwithstanding the foregoing, the Springing Maturity Date shall not constitute the Maturity Date if, prior to the Springing Maturity Date, the Lead Borrower delivers to the Administrative Agent a certificate of a Financial Officer (i) to the effect that the Loan Parties intend to repay the aggregate outstanding amount in respect of the Senior Notes pursuant to the terms of this definition and (ii) certifying that, as of the date such certificate is delivered to the Administrative Agent, both before and immediately after giving effect to such repayment (assuming removal of the related Reserve as contemplated below), the Payment Conditions have been satisfied (and setting forth in such certificate a reasonably detailed calculation thereof). Upon receipt of such certificate, the Administrative Agent shall establish a Reserve against the U.S. Borrowing Base in an amount equal to 103% of the aggregate outstanding principal amount of the Senior Notes. Thereafter, such Reserve shall remain in effect until satisfaction of the following conditions: (1) the Lead Borrower shall irrevocably request a Revolving Borrowing in an amount not less than the aggregate outstanding principal amount of the Senior Notes plus accrued and unpaid interest thereon (or, if less, the amount necessary to repay the Senior Notes in full, including after taking into account other available cash) and shall specify that the proceeds of such Borrowing (together with other available cash, as applicable) shall be used on such date to repay the Senior Notes in full; and (2) immediately upon giving effect to the removal of such Reserve, the conditions set forth in Section 6.02 will be satisfied. “Moody’s” shall mean Moody’s Investors Service, Inc. (or an applicable foreign Affiliate thereof). “Mortgage Policy” shall mean an ALTA title insurance policy (or its equivalent in non-ALTA jurisdictions) with respect to the applicable real property naming the Administrative Agent as insured party for the benefit of the applicable Lenders, insuring that the Mortgage creates a valid and enforceable first priority mortgage lien (subject to (x) Permitted Borrowing Base Liens which do not have priority over the Lien in favor of the Collateral Agent or (y) any other Permitted Lien for which the Administrative Agent has established a Reserve in its Permitted Discretion for liabilities secured by such Permitted Lien (including, without limitation, Liens securing the NMTC Financing, to the extent of the NMTC Reserve)) on the applicable parcel of real property, free and clear of all Liens, defects and encumbrances (except as set forth in the immediately preceding parenthetical), which Mortgage Policies shall (A) be in an amount no greater than the value of such parcel of real property, as determined by the appraisal report to be delivered pursuant to clause (a) of the definition of Eligible Real Property (provided, however, that, if such Eligible Real Property is located in a mortgage or recording tax jurisdiction and the Administrative Agent limits its recovery under the applicable Mortgage, the insured amount shall be equal to 120% of such appraised value), (B) be from a nationally recognized title insurance company reasonably acceptable to the Administrative Agent (“Title Insurer”), (C) include such -53-

endorsements and reinsurance as the Administrative Agent may reasonably require and (D) otherwise satisfy the reasonable title insurance requirements of the Administrative Agent. “Mortgaged Properties” shall mean (a) the Material Real Properties that are identified on Schedule 1.01(B) on the Closing Date (other than the Real Property located at 731 Highway 142 & 3200 Butzen Dr., Poplar Bluff, MO 63901-8159 (all such Material Real Properties other than the Fourth Amendment Real Properties, the “Closing Date Mortgaged Properties”) and, (b) the Fourth Amendment Mortgaged Properties and (c) each additional Material Real Property encumbered by a Mortgage after the Closing Date pursuant to Section 9.10. “Mortgages” shall mean, collectively, the mortgages, trust deeds, deeds of trust, deeds to secure debt, assignments of leases and rents, debentures, deeds of hypothec and other security documents (including amendments to any of the foregoing) executed and delivered with respect to Mortgaged Properties (either as stand-alone documents or forming part of other Security Documents), each in form and substance reasonably satisfactory to the Collateral Agent and the Lead Borrower, in each case, as amended, supplemented or otherwise modified from time to time. For the avoidance of doubt, upon the expiration or termination of any such agreement or instrument in accordance with its terms (including, without limitation, in connection with the release of a Loan Party in accordance with the Loan Documents), such document shall cease to constitute a “Mortgage”. “Multiemployer Plan” shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which the Lead Borrower or any Subsidiary or any ERISA Affiliate (other than one considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Code Section 414) is making or accruing an obligation to make contributions, or has within any of the preceding six plan years made or accrued an obligation to make contributions. “Net Proceeds” shall mean, with respect to any event, (a) the cash proceeds actually received by the Lead Borrower or any Subsidiary in respect of such event including any cash received in respect of any non-cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but excluding any interest payments), but only as and when received, minus (b) the sum of (i) the out-of- pocket fees and expenses actually incurred by the Lead Borrower or any Subsidiary (other than those paid to Affiliates) in connection with such event, (ii) in the case of a Disposition of an asset (including pursuant to a sale leaseback transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made as a result of such event to repay Indebtedness (other than Loans) or other obligations related to and secured by such asset or otherwise subject to mandatory prepayment as a result of such event and (iii) the amount of all taxes paid (or reasonably estimated to be payable) and the amount of any reserves established in accordance with GAAP against any adjustment to the sale price or any liabilities and that are related to such asset or to such event (as determined reasonably and in good faith by a Financial Officer of the Lead Borrower); provided that, upon the reversal (without the satisfaction of any applicable adjustment to the sale price or liabilities in cash in a corresponding amount) of all or any portion of any reserve described in clause (b)(iii) above or if such adjustment to the sale price or liabilities have not been satisfied in cash and such reserve is not reversed within 365 days after such event, then, without duplication, the amount of any such reversal of such reserve shall be deemed to be “Net Proceeds” of such event received at the time of such reversal, and any such reserve remaining outstanding on such 365th day shall be deemed to be “Net Proceeds” of such event received on such 365th day, as applicable; provided further that any proceeds held in escrow pending a purchase price, net working capital or other similar adjustment and/or for the duration of any indemnity period shall not constitute Net Proceeds until released from escrow to the Lead Borrower or applicable Subsidiary. -54-

other North American Issuing Bank, such amount as may be agreed among the Lead Borrower and such other North American Issuing Bank (and notified to the Administrative Agent) at the time such other North American Issuing Bank becomes a North American Issuing Bank. The North American Issuing Bank Sublimit of any North American Issuing Bank may be increased or decreased as agreed by such North American Issuing Bank and the Lead Borrower (each acting in their sole discretion) and notified in a writing executed by such North American Issuing Bank and the Lead Borrower. “North American LC Commitment” shall mean the commitment of each North American Issuing Bank to issue Letters of Credit under the North American Revolving Facility pursuant to Section 2.13. “North American LC Disbursement” shall mean a payment or disbursement made by any North American Issuing Bank pursuant to a North American Letter of Credit under the North American Revolving Facility. “North American LC Exposure” shall mean at any time the sum of (a) the aggregate undrawn amount of all outstanding North American Letters of Credit at such time plus (b) the aggregate principal amount of all North American LC Disbursements that have not yet been reimbursed at such time. The North American LC Exposure of any Lender at any time shall mean its Pro Rata Percentage (with respect to the North American Revolving Facility) of the aggregate North American LC Exposure at such time. “North American LC Obligations” shall mean the sum (without duplication) of (a) all amounts owing by the Borrowers for any drawings under North American Letters of Credit (including any bankers’ acceptances or other payment obligations arising therefrom); and (b) the stated amount of all outstanding North American Letters of Credit. “North American LC Sublimit” shall have the meaning assigned to such term in Section 2.13(b). “North American Letter of Credit” shall mean any letters of credit issued or to be issued by any North American Issuing Bank under the North American Revolving Facility for the account of any U.S. Borrower (or any Subsidiary of such Borrower, with such Borrower as a co-applicant thereof) pursuant to Section 2.13, including any standby letter of credit, time, or documentary letter of credit or any functional equivalent in the form of an indemnity, or bank guarantee or similar form of credit support issued by the Administrative Agent or a North American Issuing Bank for the benefit of a U.S. Borrower. “North American Protective Advance” shall have the meaning assigned to such term in Section 2.18. “North American Revolving Borrowing” shall mean a Borrowing comprised of North American Revolving Loans. “North American Revolving Commitment” shall mean, with respect to each Lender, the commitment, if any, of such Lender to make North American Revolving Loans hereunder up to the amount set forth and opposite such Lender’s name on Schedule 2.01 as of the Fourth Amendment Effective Date under the caption “North American Revolving Commitment,” or in the Assignment and Assumption pursuant to which such Lender assumed its North American Revolving Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.07, (b) increased from time to time pursuant to Section 2.15 and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 13.04. The aggregate amount of the Lenders’ North American Revolving Commitments on the ClosingFourth Amendment Effective Date is $585,000,000561,600,000. -56-

time, on such day; provided that, if the Overnight LIBO Rate shall be less than zero1.00%, such rate shall be deemed to be zero1.00% for all purposes of this Agreement. “Overnight LIBO Rate Loan” shall mean a Loan made by the Swingline Lender or any other Lenders to any Borrower which bears interest at a rate based on the Overnight LIBO Rate. Overnight LIBO Rate Loans may be denominated in U.S. Dollars or in an Alternative Currency (other than Australian Dollars). All Swingline Loans (other than North American Swingline Loans) shall be Overnight LIBO Rate Loans or Loans with such other rate as may be agreed by the applicable Borrower and the Swingline Lender in its sole discretion. “Parallel Debt Obligation” and “Parallel Debt Obligations” shall have the meanings assigned to such term in Section 12.15. “Participant” shall have the meaning assigned to such term in Section 13.04(c). “Participant Register” shall have the meaning assigned to such term in Section 13.04(c). “Participating Member State” shall mean any member state of the European Union that has the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union. “Patriot Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107 56 (signed into law October 26, 2001)). “Payment Conditions” shall mean, as to any proposed relevant action to be taken on any date: (a) no Default or Event of Default has then occurred and is continuing or would result from such action; and (b) either: (i) (x) Aggregate Availability on a pro forma basis immediately after giving effect to such action would be at least equal to the greater of the Applicable Seasonal Percentage on such date of the Line Cap and $80,000,000 and (y) over the thirty (30) consecutive days prior to consummation of such action, Aggregate Availability averaged no less than the greater of (A) the Applicable Seasonal Percentage (as of the date of such action) of the Line Cap and (B) $80,000,000 on a pro forma basis for such action; or (ii) (x) Aggregate Availability on a pro forma basis immediately after giving effect to such action would be at least equal to the greater of the Applicable Seasonal Percentage on such date of the Line Cap and $60,000,000, (y) over the thirty (30) consecutive days prior to consummation of such action, Aggregate Availability averaged no less than the greater of (A) the Applicable Seasonal Percentage (as of the date of such action) of the Line Cap and (B) $60,000,000 on a pro forma basis for such action and (z) the Consolidated Fixed Charge Coverage Ratio as of the applicable Test Period would be at least 1.10 to 1.00 on a Pro Forma Basis for such action. For purposes of this definition, “Applicable Seasonal Percentage” shall mean (A) solely for purposes of the definitions of “Maturity Date” and “Springing Maturity Date” and determining compliance with Section 10.06(d) solely with respect to repayment or -59-

Borrower, Briggs & Stratton Power Products Group, LLC, as guarantor, and Wells Fargo Bank, National Association. “Settlement Date” shall have the meaning assigned to such term in Section 2.14(b). “Similar Business” shall mean (i) any business the majority of whose revenues are derived from business or activities conducted by the Lead Borrower and its Subsidiaries on the Closing Date, (ii) any business that is a natural outgrowth or reasonable extension, development or expansion of any such business or any business similar, reasonably related, incidental, complementary or ancillary to any of the foregoing or (iii) any business that in the Lead Borrower’s good faith business judgment constitutes a reasonable diversification of businesses conducted by the Lead Borrower and its Subsidiaries. “Special Flood Hazard Area” shall have the meaning assigned to such term in Section 9.02(c). “Specified Disclosure Exceptions” shall have the meaning assigned to such term in Section 9.07(d)(ii). “Specified Foreign Laws” shall mean the laws of any Specified Jurisdiction. “Specified Foreign Receivables” shall mean Receivables Assets with respect to which the related Account Debtor is not domiciled in the United States, Canada, an Eligible Asian Jurisdiction or an Eligible European Jurisdiction. “Specified Jurisdiction” shall mean each of the United States, any State thereof or the District of Columbia, Australia, Canada (including any province or territory thereof), the Netherlands, Switzerland and each jurisdiction of a Foreign Subsidiary that has become a Guarantor pursuant to clause (ii) of Section 9.10(d). “Spot Rate” shall mean the exchange rate, as reasonably determined by the Administrative Agent, that is applicable to conversion of one currency into another currency, which is (a) the exchange rate reported by Bloomberg (or other commercially available source reasonably designated by the Administrative Agent) as of the end of the preceding Business Day in the financial market for the first currency; or (b) if such report is unavailable for any reason, the spot rate for the purchase of the first currency with the second currency as in effect during the preceding Business Day in the Administrative Agent’s principal foreign exchange trading office for the first currency. “Springing Maturity Date” shall have the meaning assigned to such term in the definition of “Maturity Date.” “Standard Securitization Undertakings” shall mean representations, warranties, covenants and indemnities entered into by the Lead Borrower or any Subsidiary thereof in connection with a Securitization Transaction or Qualified Receivables Facility which are reasonably customary (as determined in good faith by the Lead Borrower) in a Receivables Assets financing transaction in the commercial paper, term securitization or structured lending market. “subsidiary” shall mean, with respect to any person (referred to in this definition as the “parent”), any corporation, limited liability company, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, directly or indirectly, owned, Controlled or held, or (b) that is, at the time any determination is made, otherwise Controlled, by the parent or one or more subsidiaries of the parent -75-

from time to time or (ii) a person or entity which effectively conducts banking activities with its own infrastructure and staff as its principal business purpose and which has a banking license in full force and effect issued in accordance with the banking laws in force in its jurisdiction of incorporation, or if acting through a branch, issued in accordance with the banking laws in the jurisdiction of such branch, all and in each case in accordance with the Swiss Guidelines. “Swiss Revolving Borrowing” shall mean a Borrowing comprised of Swiss Revolving Loans. “Swiss Revolving Commitment” shall mean, with respect to each Lender, the commitment, if any, of such Lender to make Swiss Revolving Loans hereunder up to the amount set forth and opposite such Lender’s name on Schedule 2.01 as of the Fourth Amendment Effective Date under the caption “Swiss Revolving Commitment,” or in the Assignment and Assumption pursuant to which such Lender assumed its Swiss Revolving Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.07, (b) increased from time to time pursuant to Section 2.15 and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 13.04. The aggregate amount of the Lenders’ Swiss Revolving Commitments on the ClosingFourth Amendment Effective Date is $40,000,00038,400,000. “Swiss Revolving Exposure” shall mean, with respect to any Lender at any time, the aggregate principal amount at such time of all outstanding Swiss Revolving Loans of such Lender, plus the aggregate amount of such Lender’s Swingline Exposure under the Swiss Revolving Facility, plus the aggregate amount of such Lender’s Swiss LC Exposure in respect of Letters of Credit issued for the Swiss Borrower. “Swiss Revolving Facility” shall mean the Swiss Revolving Commitments of the Lenders and the Loans and Letters of Credit pursuant to those Swiss Revolving Commitments in accordance with the terms hereof. “Swiss Revolving Lenders” shall mean each Lender that has a Swiss Revolving Commitment or Swiss Revolving Loans at such time. “Swiss Revolving Loans” shall mean advances made pursuant to Article 2 hereof under the Swiss Revolving Facility (including, for the avoidance of doubt, any Swiss Swingline Loans). “Swiss Security Documents” shall mean the Initial Swiss Security Agreements and, after the execution and delivery thereof, each Additional Security Document governed by Swiss law, together with any other applicable security documents governed by Swiss law from time to time in favor of the Collateral Agent for the benefit of the Secured Parties. “Swiss Share Pledge Agreement” shall mean the Swiss law governed share pledge agreement over the shares of the Swiss Borrower (other than to the extent constituting Excluded Securities) entered into on or about the date of this Agreement by and among the Lead Borrower as pledgor and the Collateral Agent. “Swiss Subsidiary” shall mean any Subsidiary of the Lead Borrower that is organized under the laws of Switzerland. “Swiss Swingline Loans” shall have the meaning assigned to such term in Section 2.12(a). “Swiss Ten Non-Bank Rule” shall mean the rule that the aggregate number of Lenders other than Swiss Qualifying Lenders of a Swiss Borrower under this Agreement must not at any time exceed ten -80-

designation of the parent entity as an “Unrestricted Subsidiary” hereunder, in which case the subsidiary so transferred would be required to be independently designated in accordance with preceding clause (1)). The designation of any Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Lead Borrower (or its Subsidiaries) therein at the date of designation in an amount equal to the Fair Market Value of the Lead Borrower’s (or its Subsidiaries’) Investments therein, which shall be required to be permitted on such date in accordance with Section 10.04 (and not as an Investment permitted thereby in a Subsidiary). The Lead Borrower may designate any Unrestricted Subsidiary to be a Subsidiary for purposes of this Agreement (each, a “Subsidiary Redesignation”); provided that (i) no Default or Event of Default has occurred and is continuing or would result therefrom (after giving effect to the provisions of the immediately succeeding sentence) and (ii) the Lead Borrower shall have delivered to the Administrative Agent an officer’s certificate executed by a Responsible Officer of the Lead Borrower, certifying to the best of such officer’s knowledge, compliance with the requirements of preceding clause (i). The designation of any Unrestricted Subsidiary as a Subsidiary after the Closing Date shall constitute (i) the incurrence at the time of designation of any Investment, Indebtedness or Liens of such Subsidiary existing at such time and (ii) a return on any Investment by the applicable Loan Party (or its relevant Subsidiaries) in Unrestricted Subsidiaries pursuant to the preceding sentence in an amount equal to the Fair Market Value at the date of such designation of such Loan Party’s (or its relevant Subsidiaries’) Investment in such Subsidiary. Notwithstanding anything to the contrary herein, the Lead Borrower shall not be permitted to designate (x) any Borrower as an Unrestricted Subsidiary or (y) any Subsidiary as an Unrestricted Subsidiary from and after the Fourth Amendment Effective Date. “Unused Line Fee” shall have the meaning assigned to such term in Section 2.05(a). “Unused Line Fee Rate” shall mean, with respect to any Facility, 0.250% per annum on the average daily amount by which the Commitments under such Facility exceed the Revolving Exposure of all Lenders under such Facility, in each case, calculated based upon the actual number of days elapsed over a 360-day year payable quarterly in arrears. “U.S. Borrowers” shall mean (i) the Lead Borrower and (ii) any U.S. Subsidiary Borrower. “U.S. Borrowing Base” shall mean, at any time of calculation, an amount equal to the sum of, without duplication: (a) Eligible Cash of the U.S. Loan Parties; plus (b) (i) the book value of all Eligible Accounts of the U.S. Loan Parties owing by an Account Debtor that has an Investment Grade Rating multiplied by the advance rate of 90% (or, for the period commencing on the first day of the fiscal month commencing on or about December 1 of each calendar year and ending on the last day of the fiscal month ending on or about the last day of February the following calendar year, 95%) plus (ii) the book value of all other Eligible Accounts of the U.S. Loan Parties multiplied by the advance rate of 85% (or, for the period commencing on the first day of the fiscal month commencing on or about December 1 of each calendar year and ending on the last day of the fiscal month ending on or about the last day of February the following calendar year, 90%); plus (c) the lesser of (i) the Cost of Eligible Inventory of the U.S. Loan Parties multiplied by the advance rate of 75% and (ii) the Cost of Eligible Inventory of the U.S. Loan Parties multiplied by the appraised NOLV Percentage of Eligible Inventory of the U.S. Loan Parties multiplied by the advance rate of 85% (or, for the period commencing on the first day of the fiscal month commencing on or about December 1 of each calendar year and ending on the last day of the fiscal month ending on or about the last day of February the following calendar year, 90%); plus -83-

Credit in accordance with the procedures set forth in Section 2.13(j), in an amount sufficient to comply with the Availability Conditions. (iii) In the event that the Availability Conditions are not satisfied at any time, the Borrowers shall, immediately after demand (or, if such failure to satisfy the Availability Conditions is due to the imposition of new Reserves, a change in the methodology of calculating existing Reserves, a change in eligibility standards or the occurrence of a Revaluation Date, in each case in accordance with the terms of this Agreement, within five (5) Business Days following receipt of written notice that complies with the terms of this Agreement), first, repay or prepay all Swingline Loans, second, repay or prepay Revolving Borrowings, and third, replace or Cash Collateralize outstanding Letters of Credit in accordance with the procedures set forth in Section 2.13(j), in an amount sufficient to comply with the Availability Conditions. Notwithstanding the foregoing, if the Availability Conditions are not satisfied solely as a result of the fluctuation of currency exchange rates, then the foregoing requirements shall only apply if the Aggregate Exposures exceed 103% of the amount that would comply with the Availability Conditions. (iv) In the event that (1) the aggregate LC Exposure exceeds the LC Sublimit then in effect, the Lead Borrower shall, without notice or demand, immediately replace or Cash Collateralize outstanding Letters of Credit in accordance with the procedures set forth in Section 2.13(j), in an amount sufficient to eliminate such excess, (2) the aggregate North American LC Exposure exceeds the North American LC Sublimit then in effect, the Lead Borrower shall, without notice or demand, immediately replace or Cash Collateralize outstanding North American Letters of Credit in accordance with the procedures set forth in Section 2.13(j), in an amount sufficient to eliminate such excess or (3) the aggregate Swiss LC Exposure exceeds the Swiss LC Sublimit then in effect, the Swiss Borrower shall, without notice or demand, immediately replace or Cash Collateralize outstanding Swiss Letters of Credit in accordance with the procedures set forth in Section 2.13(j), in an amount sufficient to eliminate such excess. (v) In the event and on each occasion that any Net Proceeds are received by or on behalf of any Loan Party in respect of any Disposition of Real Property included in the U.S. Borrowing Base pursuant to a sale leaseback transaction, the Borrowers shall, promptly after such Net Proceeds are received by a Loan Party, prepay the Obligations in an aggregate amount equal to 100% of such Net Proceeds. (vi) If, as of the final Business Day of each weekly period starting from the first complete calendar week after the Fourth Amendment Effective Date (for the avoidance of doubt, with the first such final Business Day being May 1, 2020), (A) Loans are outstanding and (B) the Consolidated Cash Balance exceeds $7,500,000 as of the end of such applicable Business Day, then the Borrowers shall, on the next Business Day thereafter, prepay the Loans in an aggregate principal amount equal to such excess. Notwithstanding the foregoing, if any of the foregoing conditions described in subclauses (ii), (iii) or (iv) of this Section 2.09(b) arises solely as a result of the fluctuation of currency exchange rates, then the foregoing requirements set forth in subclauses (ii), (iii) or (iv) of this Section 2.09(b) shall only apply if the LC Exposure, North American LC Exposure or Swiss LC Exposure, as the case may be, exceeds 105% of the maximum amount that would not give rise to any of the foregoing conditions. (c) Application of Prepayments. -101-

amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (d) Cure. The Lead Borrower, Administrative Agent and applicable Issuing Bank may reasonably agree in writing that a Lender is no longer a Defaulting Lender. At such time, Pro Rata Shares shall be reallocated without exclusion of such Lender’s Commitments and Loans, and all outstanding Loans, LC Obligations and other exposures under the Commitments shall be reallocated among Lenders and settled by the Administrative Agent (with appropriate payments by the reinstated Lender) in accordance with the readjusted Pro Rata Shares. Unless expressly agreed by the Lead Borrower, Administrative Agent and applicable Issuing Bank, no reinstatement of a Defaulting Lender shall constitute a waiver or release of claims against such Lender. The failure of any Lender to fund a Loan, to make a payment in respect of LC Obligations or otherwise to perform its obligations hereunder shall not relieve any other Lender of its obligations, and no Lender shall be responsible for default by another Lender. Section 2.12 Swingline Loans. (a) Swingline Commitment. Subject to the terms and conditions set forth herein, the Swingline Lender may, but shall not be obligated to, (i) make Swingline Loans (“North American Swingline Loans”) in U.S. Dollars to the U.S. Borrowers on behalf of the North American Revolving Lenders in an aggregate amount not to exceed $58,500,00056,160,000 and (ii) make Swingline Loans (“Swiss Swingline Loans”; the North American Swingline Loans and the Swiss Swingline Loans are collectively referred to herein as the “Swingline Loans”) in Swiss Francs or any Alternative Currency to any Borrower on behalf of the Swiss Revolving Lenders in an aggregate amount not to exceed $4,000,0005,840,000, in each case, from time to time during the Revolving Availability Period so long as the making of any such Swingline Loans will not result in (x) the Dollar Equivalent of the aggregate principal amount of outstanding Swingline Loans exceeding 10% of the Aggregate Commitment or (y) the failure to satisfy the Availability Conditions; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Lead Borrower may borrow, repay and reborrow Swingline Loans. (b) Swingline Loans. To request a Swingline Loan, the applicable Borrower shall notify the Administrative Agent of such request by telephone (confirmed by telecopy), not later than 12:00 Noon, Local Time, on the day of (or, in the case of a proposed Swingline Loan in Australian Dollars or Swiss Francs, one Business Day prior to) a proposed Swingline Loan. Each such notice shall be irrevocable and specify (i) the requested date (which shall be a Business Day), (ii) the Borrower requesting such Swingline Loan, (iii) the requested currency of such Swingline Loans and (iv) amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from any Borrower. Each North American Swingline Loan made in U.S. Dollars shall be a Base Rate Loan. Each Swiss Swingline Loan shall be an Overnight LIBO Rate Loan (or, in the case of any Swiss Swingline Loan denominated in Australian Dollars, a Loan which bears interest at the AUD Rate). The Swingline Lender shall make each Swingline Loan available to the applicable Borrower by means of a credit to the general deposit account of such Borrower with the Swingline Lender (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.13(e), by remittance to the applicable Issuing Bank) by 5:00 p.m., Local Time, on the requested date of such Swingline Loan. No Borrower may request a Swingline Loan if at the time of and immediately after giving effect to such request a Default has occurred and is continuing. Swingline Loans shall be made in minimum amounts of $100,000 or the Dollar Equivalent amount thereof. -106-

circumstances set forth in clause (a)(x)(i) above have not arisen but the supervisor for the administrator of the LIBO Screen Rate or the AUD Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the LIBO Screen Rate or AUD Screen Rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Lead Borrower shall endeavor to establish an alternate rate of interest to the LIBO Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable; provided that, if such alternate rate of interest shall be less than zero1.00%, such rate shall be deemed to be zero1.00% for the purposes of this Agreement. Notwithstanding anything to the contrary in Section 9.07, such amendment shall become effective with respect to each Facility without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days of the date notice of such alternate rate of interest is provided to the Lenders under such Facility, a written notice from the Required Facility Lenders stating that such Required Facility Lenders object to such amendment and the basis for such objection. Until an alternate rate of interest shall be determined in accordance with this clause (a) (but, in the case of the circumstances described in clause (a)(x)(ii), only to the extent the LIBO Screen Rate or the AUD Screen Rate for the applicable currency and such Interest Period is not available or published at such time on a current basis), (x) any Notice of Conversion/Continuation that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a LIBO Rate Borrowing or a borrowing of Overnight LIBO Loans shall be ineffective, (y) if any Notice of Borrowing requests a LIBO Rate Borrowing or a borrowing of Overnight LIBO Loans, such Borrowing shall be made as a Base Rate Borrowing denominated in U.S. Dollars and (z) and each outstanding LIBO Rate Borrowing and each outstanding borrowing of Overnight LIBO Loans shall convert to a Base Rate Borrowing denominated in U.S. Dollars at the end of the Interest Period in which the circumstances described in the first sentence of this clause (a)(y) have occurred. (b) If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender or any Issuing Bank; (ii) impose on any Lender or any Issuing Bank or the London or Canadian interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or such Issuing Bank; or (iii) subject any Lender, any Issuing Bank or the Administrative Agent to any Taxes (other than (A) Indemnified Taxes and Other Taxes indemnifiable under Section 5.01 or (B) Excluded Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations of the type that such Lender has hereunder, or its deposits, reserves, other liabilities or capital attributable thereto; and the result of any of the foregoing shall be to increase the cost to such Lender, such Issuing Bank or the Administrative Agent of making, continuing, converting or maintaining any Loan (or of maintaining its obligation to make any such Loan) or issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit) or to reduce the amount of any sum received or receivable by such Lender, such Issuing Bank or the Administrative Agent hereunder (whether of principal, interest or otherwise), then the Lead Borrower will pay to such Lender, such Issuing Bank or the Administrative Agent, as the case may be, such additional amount or amounts as will compensate -124-

(q) Lender Loss Sharing Agreement. The Administrative Agent shall have received a counterpart to the Lender Loss Sharing Agreement from each Lender and each Issuing Bank. (r) Closing Date Extension Amount. The Lead Borrower shall borrow a North American Revolving Loan in an amount not less than the Closing Date Extension Amount, which North American Revolving Loan shall remain outstanding in a principal amount equal to or greater than the Closing Date Extension Amount until the earlier of one (1) Business Day prior to the Maturity Date and the termination of all of the Revolving Commitments. Section 6.02 Conditions Precedent to All Credit Events. The obligation of each Lender and each Issuing Bank to make any Credit Extension (but limited, in the case of the initial Credit Extension on the Closing Date (if any), to clauses (a) and (b) below) shall be subject to the satisfaction (or waiver) of each of the conditions precedent set forth below: (a) Notice of Borrowing. The Administrative Agent shall have received a Notice of Borrowing as required by Section 2.03 (or such notice shall have been deemed given in accordance with Section 2.03) if Loans are being requested or, in the case of the issuance, amendment, extension or renewal of a Letter of Credit, the applicable Issuing Bank and the Administrative Agent shall have received a notice requesting the issuance, amendment, extension or renewal of such Letter of Credit as required by Section 2.13(b) or, in the case of the Borrowing of a Swingline Loan, the Swingline Lender and the Administrative Agent shall have received a notice requesting such Swingline Loan as required by Section 2.12(b). (b) Availability. At the time of and immediately upon giving effect to such Credit Extension, the Availability Conditions shall be satisfied. (c) No Default. No Default or Event of Default shall exist at the time of, or result from, such Credit Extension. (d) Representations and Warranties. Each of the representations and warranties made by any Loan Party set forth in Article 8 hereof shall be true and correct in all material respects (without duplication of any materiality standard set forth in any such representation or warranty) on and as of the date of such Credit Extension with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such date (without duplication of any materiality standard set forth in any such representation or warranty). (e) Consolidated Cash Balance. The Consolidated Cash Balance on and as of the date of such Credit Extension does not exceed $7,500,000, before and immediately after giving effect to such Credit Extension and to the application of the proceeds therefrom (as such use of proceeds is certified to by the applicable Borrower in the applicable Notice of Borrowing) on or around such date, but in any event, not to exceed two Business Days after such date. The acceptance of the benefits of each Credit Event after the Closing Date shall constitute a representation and warranty by each Borrower to the Administrative Agent and each of the Lenders that all the conditions specified in this Section 6.02 and applicable to such Credit Event are satisfied as of that time (other than such conditions which are subject to the discretion of the Administrative Agent or the Lenders). -139-

recognized national standing and accompanied by an opinion of such accountants (which opinion shall not be qualified as to scope of audit or as to the status of the Lead Borrower or any Material Subsidiary as a going concern, except that such opinion (i) may contain references (excluding formal qualifications) regarding audits performed by other auditors as contemplated by AU Section 543, Part of Audit Performed by Other Independent Auditors (or any successor or similar standard under GAAP) and (ii) may include a going concern qualification or like qualification or exception relating to an upcoming maturity date under any Indebtedness incurred under this Agreement occurring within one year from the time such opinion is delivered) to the effect that such consolidated financial statements fairly present, in all material respects, the financial position and results of operations of the Lead Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP; (b) within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year (commencing with the first fiscal quarter ending after the Closing Date), a consolidated balance sheet and related statements of operations and cash flows showing the financial position of the Lead Borrower and its Subsidiaries as of the close of such fiscal quarter and the consolidated results of their operations during such fiscal quarter and the then-elapsed portion of the fiscal year and setting forth in comparative form the corresponding figures for the corresponding periods of the prior fiscal year, all of which shall be in reasonable detail, which consolidated balance sheet and related statements of operations and cash flows shall be accompanied by customary management’s discussion and analysis and which consolidated balance sheet and related statements of operations and cash flows shall be certified by a Financial Officer of the Lead Borrower on behalf of the Lead Borrower as fairly presenting, in all material respects, the financial position and results of operations of the Lead Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP (subject to normal year-end audit adjustments and the absence of footnotes); (c) concurrently with any delivery of financial statements under clause (a) or (b) above, a Compliance Certificate of a Financial Officer of the Lead Borrower (i) certifying that no Event of Default or Default has occurred since the date of the last certificate delivered pursuant to this Section 9.04(c) (or since the Closing Date in the case of the first such certificate) or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth the reasonably detailed calculations with respect to the Consolidated Fixed Charge Coverage Ratio for such period (it being understood that compliance with the Consolidated Fixed Charge Coverage Ratio shall only apply to the extent contemplated by Section 10.10(a)); (d) promptly after the same become publicly available, copies of all periodic and other publicly available reports, proxy statements and, to the extent requested by the Administrative Agent, other materials filed by the Lead Borrower or any of the Subsidiaries with the SEC, or distributed to its stockholders or shareholders generally, as applicable; (e) (x) within ninety (90) days after the beginning of each fiscal year that commences after the Closing Date, a consolidated annual budget for such fiscal year consisting of a projected consolidated balance sheet of the Lead Borrower and its Subsidiaries as of the end of such fiscal year and the related consolidated statements of projected cash flow and projected income to be prepared on a quarter by quarter basis (collectively, the “Budget”), which Budget shall in each case be accompanied by the statement of a Financial Officer of the Lead Borrower to the effect that the Budget is based on assumptions believed by the Lead Borrower to be reasonable as of the date of delivery thereof; and (y) on or before May 15, 2020, a Budget for the twelve-month period ending June 30, 2021, which Budget shall, in the case of this clause (y), be (i) accompanied by the statement of a Financial Officer of the Lead Borrower to the effect that the Budget is based on assumptions believed by the -151-

Lead Borrower to be reasonable as of the date of delivery thereof and (ii) reviewed by Ernst & Young LLP, in its capacity as a financial consultant to the Lead Borrower; (f) concurrently with the delivery of financial statements under clause (a) above, an updated Perfection Certificate reflecting all changes to the information required to be disclosed by the terms thereof since the date of the information most recently received pursuant to this clause (f) or Section 9.10(d) (or a certificate of a Responsible Officer certifying as to the absence of any changes to the previously delivered update, if applicable); (g) on Wednesday of each week, (i) projections of the weekly cash flows for the 13-week period commencing on the first day of such fiscal week (the “13-Week Cash Flow Projections”) that reflect the Lead Borrower’s and its Subsidiaries’ consolidated projected cash receipts and cash expenditures for their corporate and other operations and (ii) a variance report comparing, for each line of such 13-Week Cash Flow Projections, the actual disbursements and receipts for the previous reporting week and the percentage variance of such actual results from those projected for such previous reporting week on the most current 13-Week Cash Flow Projections delivered under the terms of this Agreement prior to such date; (h) (g) promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, the AML Legislation and the Beneficial Ownership Regulation; and (i) (h) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of the Lead Borrower or any of the Subsidiaries, or compliance with the terms of any Loan Document as in each case the Administrative Agent may reasonably request (for itself or on behalf of any Lender); provided, however, that, notwithstanding any provision hereof or any other Loan Document to the contrary, no Loan Party nor any Subsidiary thereof shall be required to disclose or discuss, or permit the inspection, examination or making of extracts of, any records, books, information or account or other matter (i) in respect of which disclosure to the Administrative Agent, any Lender or their representatives is then prohibited by applicable law or any agreement binding on any Loan Party or any Subsidiary thereof, (ii) that is protected from disclosure by the attorney-client privilege or the attorney work product privilege or (iii) constitutes non-financial trade secrets or non-financial proprietary information (the “Disclosure Exceptions”). Documents required to be delivered pursuant to Section 9.04(a), 9.04(b) or 9.04(d), (1) will be deemed to have been delivered hereunder upon the Lead Borrower filing such documents with the SEC via the EDGAR filing system (or any successor system) to the extent such documents are publicly available and (2) otherwise may be delivered electronically and, if so otherwise delivered electronically, shall be deemed to have been delivered on the date (A) on which the Lead Borrower posts such documents, or provides a link thereto, on the Lead Borrower’s website on the Internet; or (B) on which such documents are posted on the Lead Borrower’s behalf on an Internet or intranet website, if any, to which the Lenders and the Administrative Agent have access (whether a commercial, third-party website or sponsored by the Administrative Agent); provided that, the Lead Borrower shall notify (which may be by electronic mail) the Administrative Agent (which shall notify each Lender) of the posting of any such document pursuant to clause (2) and, promptly upon request by the Administrative Agent, provide to the Administrative Agent by electronic mail an electronic version (i.e., a soft copy) of any such document posted pursuant to clause (2) specifically requested by the Administrative Agent. -152-

inspect, audit and make extracts from any Borrower’s corporate, financial or operating records, and discuss with its officers, employees, agents, advisors and independent accountants (subject to such accountants’ customary policies and procedures) such Borrower’s business, financial condition, assets and results of operations (it being understood that a representative of the Lead Borrower and such Borrower shall be permitted to be present in any discussions with officers, employees, agent, advisors and independent accountants); provided that the foregoing, in each case, shall be subject to the Disclosure Exceptions and to reasonable requirements of confidentiality, including requirements imposed by law or contract; provided further that, subject to the final sentence of this Section 9.07(b), the Administrative Agent shall only be permitted to conduct one field examination and the Lead Borrower shall be required to provide the Administrative Agent with one inventory appraisal conducted by an appraiser chosen by the Administrative Agent and consented to by the Lead Borrower (such consent not to be unreasonably withheld or delayed) in a form and on a basis reasonably satisfactory to the Administrative Agent with respect to any Collateral comprising the Aggregate Borrowing Base per 12-month period; provided further that, if at any time Aggregate Availability is less than the greater of (x) 15.0% of the Line Cap and (y) $60,000,000 for a period of five (5) consecutive Business Days during such 12-month period, one additional field examination and one additional inventory appraisal will be permitted in such 12-month period, except that during the existence and continuance of an Event of Default, there shall be no limit on the number of additional field examinations and inventory appraisals that shall be permitted at the Administrative Agent’s request. Notwithstanding the foregoing, additional appraisals of equipment, trademarks or real property shall not be required unless initiated at a time when an Event of Default has occurred and is continuing; provided that (i) not more than one (1) time per 12-month period, the Lead Borrower may, in its sole discretion and expense, request that the Administrative Agent (and, in such event, the Administrative Agent shall promptly) order an appraisal of specified equipment being newly added to any Borrowing Base from an appraiser selected and engaged by the Administrative Agent and consented to by the Lead Borrower (such consent not to be unreasonably withheld, delayed or conditioned) to determine the increase to the Borrowing Bases after the inclusion of such specified equipment, (ii) not more than one (1) time per 12-month period, the Lead Borrower may, in its sole discretion and expense, request that the Administrative Agent (and, in such event, the Administrative Agent shall promptly) order updated appraisals of all equipment from an appraiser selected and engaged by the Administrative Agent and consented to by the Lead Borrower (such consent not to be unreasonably withheld, delayed or conditioned) to redetermine the fixed asset components of the Borrowing Bases based on such appraisals (which redetermination may result in the increase or decrease of such fixed asset components) and (iii) in connection with any Permitted Acquisition, the Lead Borrower may, in its sole discretion and expense, request that the Administrative Agent (and, in such event, the Administrative Agent shall promptly) order appraisals on any acquired equipment from an appraiser selected and engaged by the Administrative Agent and consented to by the Lead Borrower (such consent not to be unreasonably withheld, delayed or conditioned) in order to include such assets in the fixed asset components of the Borrowing Bases. No such inspection or visit shall unduly interfere with the business or operations of any Borrower, nor result in any damage to the property or other Collateral. No inspection shall involve invasive testing without the prior written consent of the Lead Borrower. Neither the Administrative Agent nor any Lender shall have any duty to any Borrower to make any inspection nor to share any results of any inspection, appraisal or report with any Borrower, except that the Administrative Agent shall promptly forward copies to the Lead Borrower of any appraisals, environmental assessments and/or other final work product that is produced by a third party for the Administrative Agent in respect of any appraisal or environmental assessment of the Lead Borrower’s and/or any of its Subsidiaries’ assets (excluding, for the avoidance of doubt, any work product from any field examination). Each of the Borrowers acknowledges that all inspections, appraisals and reports are prepared by the Administrative Agent and Lenders for their purposes, and the Borrowers shall not be entitled to rely upon them. Notwithstanding the foregoing, a new inventory appraisal shall be conducted by an appraiser chosen by the Administrative Agent starting promptly after the Fourth -154-

Amendment Effective Date and the limitations set forth in the second proviso of this Section 9.07(b) shall not apply to such inventory appraisal in any respect. (c) The Lead Borrower will reimburse (or will cause to be reimbursed) the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses (other than any legal fees or costs and expenses covered under Section 13.01) of the Administrative Agent in connection with (i) one examination per fiscal year of any Borrower’s books and records as described in clause (a) above and (ii) field examinations and appraisals of inventory, equipment, trademarks and real property comprising the Aggregate Borrowing Base, in each case subject to the limitations on such examinations, audits and appraisals permitted under the preceding paragraph. Subject to and without limiting the foregoing, the Borrowers specifically agree to pay the Administrative Agent’s then standard charges for examination activities, including the standard charges of the Administrative Agent’s internal appraisal group. This Section 9.07 shall not be construed to limit the Administrative Agent’s right to use third parties for such purposes. (d) Notwithstanding anything to the contrary in this Section 9.07: (i) the Administrative Agent or its counsel may, at the Administrative Agent’s sole discretion, engage one or more financial or other advisors or consultants satisfactory to the Administrative Agent, to advise and assist the Administrative Agent, the Administrative Agent’s counsel and the Secured Parties with their on-going assessment of the Collateral, the Lead Borrower’s and its Subsidiaries’ financial performance and their ability to repay the Obligations. The Administrative Agent and the other Secured Parties may elect to maintain the confidentiality of any conclusions reached or reports prepared by such consultant and may also provide that the consultant’s conclusions shall be covered by the attorney work-product privilege. The Loan Parties shall reimburse the Administrative Agent for any and all reasonable and documented fees and expenses of such advisors and/or consultants; provided, however, that the Administrative Agent shall provide summary invoices of such advisors and consultants to the Lead Borrower on a monthly basis (provided that the failure to provide any such invoice shall not affect the validity of any such reimbursement requirement). (ii) Without limiting the Secured Parties’ rights under the Credit Agreement and other Loan Documents, the Lead Borrower and the other Loan Parties hereby agree to: (A) give the Administrative Agent and its Representatives reasonable access during normal business hours on reasonable advance notice to the offices, properties, officers, employees, accountants, auditors, counsel and other representatives, books and records of the Lead Borrower and the other Loan Parties, (B) furnish to the Administrative Agent and its Representatives such financial, operating and property related data and other information as such persons reasonably request and (C) instruct the Lead Borrower’s and any other Loan Party’s employees and financial advisors to cooperate reasonably with the Administrative Agent and its Representatives in respect of the aforementioned clauses (A) and (B)); provided, however, that, with respect to this Section 9.07(d), notwithstanding any provision hereof or any other Loan Document to the contrary, no Loan Party nor any Subsidiary thereof shall be required to disclose or discuss, or permit the inspection, examination or making of extracts of, any records, books, information or account or other matter (1) in respect of which disclosure to the Administrative Agent, any Lender or their representatives is then prohibited by applicable law or any agreement in effect on the Fourth Amendment Effective Date that is binding on any Loan Party or any Subsidiary thereof or (2) that is protected from disclosure by the attorney-client privilege or the attorney work product privilege (the “Specified Disclosure Exceptions”). For purposes of -155-

this Section 9.07(d), the term “Representatives” shall mean the Administrative Agent’s employees, agents, representatives, advisors and consultants (including any investment banker, financial advisor, accountant, legal counsel, agent, representative or expert retained by or acting on behalf of the Administrative Agent). (iii) Subject to the Specified Disclosure Exceptions, the Lead Borrower and the other Loan Parties each irrevocably authorizes, and shall direct, any financial advisors, consultants or investment bankers that are representing any or all of the Loan Parties in connection with this Agreement, the other Loan Documents and any Junior Capital Transaction (the foregoing, collectively, and excluding, for the avoidance of doubt, JPMCB and its Affiliates, the “Financial Advisors”) to: (A) disclose fully and promptly to the Administrative Agent, and those of its Representatives identified by the Administrative Agent for such purpose, all material developments in connection with the efforts of the Lead Borrower and the Financial Advisors to arrange any Junior Capital Transaction (including each term sheet or similar document received by the Lead Borrower or any of its Subsidiaries, any Financial Advisor or any other advisors or representatives in connection with any Junior Capital Transaction, other than any preliminary term sheet or similar document with respect to which such disclosure requires the consent of the counterparty that has not been obtained (but the Lead Borrower shall use commercially reasonable efforts to obtain such consent), and it being understood that any such term sheet or similar document may be shared with the identity of the counterparty (and any other information that would permit the identification of the counterparty) redacted), (B) regularly offer to consult with (and consult with if so requested), and respond to the inquiries of, the Administrative Agent, the other Secured Parties and their respective Representatives identified by the Administrative Agent for such purpose concerning any and all material matters relating to the affairs, finances and businesses of the Lead Borrower or any other Loan Party, the assets and capital stock of the Lead Borrower or any other Loan Party, any aspect of this Agreement, the other Loan Documents or any Junior Capital Transaction and/or the Financial Advisors’ activities related thereto (including, without limitation, communications outside the presence of any representatives of the Lead Borrower or any other Loan Party) and (C) offer to provide (and provide if the Administrative Agent, the other Secured Parties and/or their Representatives request) weekly updates on a conference call with the Administrative Agent, the other Secured Parties and/or their respective Representatives. (iv) Subject to the Specified Disclosure Exceptions, each of the Lead Borrower and the other Loan Parties shall, and shall direct its officers, directors, employees and advisors to, cooperate fully with the Administrative Agent in furnishing information as and when reasonably requested by the Administrative Agent or any other Secured Party regarding the Collateral or the Lead Borrower’s or any other Loan Party’s financial affairs, finances, financial condition, business and operations. Subject to the Specified Disclosure Exceptions, the Lead Borrower and each other Loan Party authorizes the Administrative Agent to meet and/or have discussions with any of their officers, directors, employees and advisors from time to time as reasonably requested by the Administrative Agent to discuss any material matters regarding the Collateral or the Lead Borrower’s or any other Loan Party’s financial affairs, finances, financial condition, business and operations, and shall direct and authorize all such persons and entities to fully disclose to the Administrative Agent all information reasonably requested by the Administrative Agent regarding the foregoing. The Lead Borrower and the other Loan Parties each waives and releases any such officer, director, employee and advisor from the operation and provisions of any confidentiality agreement with the Lead Borrower or such other Loan Party, as the case -156-

may be, such that such person or entity is not prohibited from providing any of the foregoing information to the Administrative Agent or any other Secured Party. Section 9.08 Use of Proceeds. Use the proceeds of the Loans made in the manner contemplated by Sections 8.12 and 8.23. Section 9.09 Compliance with Environmental Laws. (a) Comply, and make reasonable efforts to cause all lessees and other persons occupying its properties to comply, with all applicable Environmental Laws; and obtain and renew all required Environmental Permits, except, in each case with respect to this Section 9.09, to the extent the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. (b) Comply, in all material respects, with the terms and conditions of all closure letters issued by any state or federal Governmental Authority applicable to the facility located at 3300 N. 124th Street, Wauwatosa, Wisconsin regarding the presence or remediation of any Hazardous Materials. Section 9.10 Further Assurances; Additional Guarantors; Additional Security. (a) Execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents and the delivery of notifications to counterparties and the registration in any applicable public registry), that may be required by the Security Documents or that the Collateral Agent may reasonably request (including, without limitation, those required by applicable law), to satisfy the Collateral and Guarantee Requirement and to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the Loan Parties and provide to the Collateral Agent, from time to time upon reasonable request, evidence reasonably satisfactory to the Collateral Agent as to the perfection of the Liens created or intended to be created by the Security Documents. (b) If any asset (other than Real Property) is acquired by any Loan Party (including, without limitation, any acquisition pursuant to a Delaware LLC Division) after the Closing Date or owned by an entity at the time it becomes a Guarantor (in each case other than (x) assets constituting Collateral under a Security Document that automatically become subject to the Lien of such Security Document upon acquisition thereof, (y) assets constituting Excluded Property and (z)(i) in the case of a Loan Party organized under the laws of the United States or any state thereof, assets (other than Equity Interests) owned thereby and located outside of the United States, and (ii) in the case of a Loan Party organized or incorporated under the laws of any Specified Jurisdiction, assets (other than Equity Interests) owned thereby and located outside of such Specified Jurisdiction), such Loan Party will, (A) notify the Collateral Agent of such acquisition or ownership; provided that this clause (A) will be deemed satisfied with respect to any applicable asset so long as such notice is delivered on the first date on which financial statements are required to be delivered pursuant to Section 9.04(a) or (b) which occurs at least ten (10) Business Days after the acquisition of such asset, or at any time prior thereto) and (B) cause such asset to be subjected to a Lien (subject to any Permitted Liens) securing the Obligations by, and take, and cause the Guarantors to take, such actions as shall be reasonably requested by the Collateral Agent to satisfy the Collateral and Guarantee Requirement to be satisfied with respect to such asset, including actions described in clause (a) of this Section 9.10, all at the expense of the Loan Parties, subject to the penultimate paragraph of this Section 9.10. (c) Grant and cause each of the Guarantors to grant to the Collateral Agent (or to all the Secured Parties, if necessary or customary under applicable local law) security interests in, and mortgages -157-

(xiii) Excluded Securities; and (xiv) Excluded Accounts; provided that (x) the Lead Borrower may in its sole discretion elect to exclude any property from the definition of “Excluded Property” and (y) in no event shall any asset included in any Borrowing Base constitute Excluded Property. Notwithstanding anything herein to the contrary, (A) the Collateral Agent may grant extensions of time or waiver or modification of requirement for the creation or perfection of security interests in or the obtaining of insurance (including title insurance) or surveys with respect to particular assets (including extensions beyond the Closing Date for the perfection of security interests in the assets of the Loan Parties on such date) where it reasonably determines, in consultation with the Borrowers, that perfection or obtaining of such items cannot reasonably be accomplished without undue effort or expense or is otherwise impracticable by the time or times at and/or in the form or manner in which it would otherwise be required by this Agreement or the other Loan Documents, (B) Liens required to be granted from time to time pursuant to, or any other requirements of, the Collateral and Guarantee Requirement and the Security Documents shall be subject to exceptions and limitations set forth in the Security Documents and (C) to the extent any Mortgaged Property is located in a jurisdiction with mortgage recording or similar Tax, the amount secured by the Security Document with respect to such Mortgaged Property shall be limited to the Fair Market Value of such Mortgaged Property as determined in good faith by the Lead Borrower (subject to such lesser amount agreed to by the Collateral Agent). Section 9.11 Unrestricted Subsidiaries. Designate any Subsidiary as an Unrestricted Subsidiary only in accordance with the definition of “Unrestricted Subsidiary” contained herein. Section 9.12 Post-Closing. Take all necessary actions to satisfy the items described on Schedule 9.12 (as may be updated pursuant to Section 13.12 of this Agreement) within the applicable period of time specified in such Schedule (or such longer period as the Administrative Agent may agree in its sole discretion). Section 9.13 Lender Calls. The Lead Borrower shall conduct, every other week, a conference call that the Lenders may attend to discuss the financial condition and results of operations of the Lead Borrower and its Subsidiaries and any other information or items that the Lenders reasonably request, each at a date and time to be determined by the Administrative Agent in consultation with the Lead Borrower. Section 9.14 Post-Fourth Amendment Effective Date. Within seven calendar days of the Fourth Amendment Effective Date, deliver to the Administrative Agent an up-to-date certified extract from the debt enforcement register (Betreibungsregister) in respect of each Swiss Loan Party. Section 9.13 [reserved]. Section 9.14 [reserved]. Section 9.15 Section 9.15 Centre of Main Interests. Each Loan Party that is incorporated in a jurisdiction to which the Regulation applies shall maintain its “centre of main interests” in its jurisdiction of incorporation for the purposes of the Regulation. -162-

Section 9.16 [reserved]. Section 9.17 [reserved]. Section 9.18 Collateral Monitoring and Reporting. (a) Borrowing Base Certificates. By (x) the 30th day of each of the first three (3) months ending after the Closing Date and (y) the 20th day of each month thereafter (or, in each case, if such date is not a Business Day, the following Business Day), the Lead Borrower shall deliver to the Administrative Agent (and the Administrative Agent shall promptly deliver same to the Lenders) a Borrowing Base Certificate prepared as of the close of business on the last Business Day of the previous month (provided that, if requested by the Administrative Agent, from and after the date on which Aggregate Availability is less than (i) from the Closing Date until the end of the Lead Borrower’s fiscal quarter ending on or about March 31, 2020, the greater of 7.5% of the Line Cap and $30,000,000 and (ii) thereafter, the greater of 15% of the Line Cap and $60,000,000, in each case for five (5) consecutive Business Days and until such subsequent date, if any, on which Aggregate Availability equals or exceeds such threshold for a period of thirty (30) consecutive calendar days (it being understood that such consecutive calendar days may occur during the period contemplated by the preceding clause (i), the preceding clause (ii) or a combination thereof)Fourth Amendment Effective Date, the Lead Borrower shall deliver to the Administrative Agent weekly Borrowing Base Certificates by Wednesday (or if such date is not a Business Day, the following Business Day) of every week prepared as of the close of business on Friday of the previous week, which weekly Borrowing Base Certificates shall be in standard form unless otherwise reasonably agreed to by the Administrative Agent), the Lead Borrower shall deliver to the Administrative Agent weekly Borrowing Base Certificates by Wednesday (or if such date is not a Business Day, the following Business Day) of every week prepared as of the close of business on Friday of the previous week, which weekly Borrowing Base Certificates shall be in standard form unless otherwise reasonably agreed to by the Administrative Agent), or more frequently if elected by the Lead Borrower, provided that the Aggregate Borrowing Base shall continue to be reported on such more frequent basis for at least three (3) months following such election; provided further that (i) amounts of Equipment, Inventory, Real Property and Trademarks shown in the Borrowing Base Certificates delivered on a weekly basis will be based on the amount of Equipment, Inventory, Real Property or Trademarks, as applicable, (a) set forth in the most recent weekly report, where possible, and (b) for the most recently ended month for which such information is available with regard to locations where it is impracticable to report Equipment, Inventory, Real Property or Trademarks, as applicable, more frequently, and (ii) the amount of Eligible Accounts shown in such Borrowing Base Certificate will be based on the amount of the gross Accounts set forth in the most recent weekly report, less the amount of ineligible Accounts reported for the most recently ended month. In addition, an updated Borrowing Base Certificate will be delivered in connection with any Notice of Borrowing delivered following the transfer of any assets pursuant to Section 10.05(c) between the Loan Parties if such transferred assets would need to be included in the applicable Borrowing Base in order to meet the Availability Conditions. All calculations of Aggregate Availability in any Borrowing Base Certificate shall be made by the Lead Borrower and certified by a Responsible Officer, provided that the Administrative Agent may from time to time review and adjust any such calculation in consultation with the Lead Borrower to the extent the calculation is not made in accordance with this Agreement or does not accurately reflect the Reserves. (b) Records and Schedules of Accounts. The Lead Borrower shall keep materially accurate and complete records of all Accounts, including all payments and collections thereon, and shall submit to the Administrative Agent, upon the Administrative Agent’s request, sales, collection, reconciliation and other reports in form reasonably satisfactory to the Administrative Agent on a periodic basis (but not more frequently than at the time of delivery of each of the Financial Statements). The Lead Borrower -163-

shall also provide to the Administrative Agent, upon the Administrative Agent’s reasonable advance request, on or before the 20th day of any calendar month as to which the Administrative Agent has made such a reasonable advance request, a detailed aged trial balance of all Accounts as of the end of the preceding month, specifying each Account’s Account Debtor name and the amount, invoice date and due date as the Administrative Agent may reasonably request. If Accounts owing from any single Account Debtor in an aggregate face amount of $5,000,000 or more cease to be Eligible Accounts, the Borrowers shall notify the Administrative Agent of such occurrence promptly (and in any event within three (3) Business Days) after any Responsible Officer of the Lead Borrower has actual knowledge thereof. (c) Maintenance of Dominion Account by U.S. Loan Parties. With respect to each U.S. Loan Party’s Deposit Accounts (other than Excluded Accounts) and Dominion Accounts, within ninety (90) days (or such later date as the Administrative Agent may agree in its reasonable discretion) of the Closing Date or, if opened following the Closing Date, within sixty (60) days (or such later date as the Administrative Agent may agree in its reasonable discretion), of the opening of such Deposit Account or the date any Person that owns such Deposit Account becomes a U.S. Loan Party hereunder, (i) each U.S. Loan Party shall obtain from each bank or other depository institution that maintains such Deposit Account, a Deposit Account Control Agreement, in form reasonably satisfactory to the Administrative Agent that provides for such bank or other depository institution, following its receipt of a Liquidity Notice (it being understood thatfrom and after the Fourth Amendment Effective Date (or such later date as the Administrative Agent shall reasonably promptly deliver a copy of such Liquidity Notice to the Lead Borroweror the Collateral Agent may agree (each acting in its sole discretion)), to transfer to a Dominion Account (or another account as the Administrative Agent or the Collateral Agent may direct (each acting in its sole discretion)), on a daily basis (or such other timing as the Administrative Agent or the Collateral Agent may direct (each acting in its sole discretion)), all balances in such Deposit Account (net of such minimum balance required by the bank at which such Deposit Account is maintained) for application to the Obligations then outstanding (the “U.S. Sweep”); provided that, following the termination of the Liquidity Period, the Administrative Agent shall promptly instruct such bank or other depository institution to terminate the U.S. Sweep; (ii) the Lead Borrower shall establish the Dominion Account and obtain a Deposit Account Control Agreement in form reasonably satisfactory to the Administrative Agent, from the applicable Dominion Account bank, establishing the Administrative Agent’s control over such Dominion Account, (iii) each U.S. Loan Party irrevocably appoints the Administrative Agent as such U.S. Loan Party’s attorney-in-fact to collect such balances during a Liquidity Period to the extent any such delivery is not so made and (iv) each U.S. Loan Party shall instruct each Account Debtor to make all payments with respect to Collateral into Deposit Accounts subject to Deposit Account Control Agreements, and if deposited in violation of such instructions, the U.S. Loan Parties shall promptly (and in any event within seven (7) days) direct any such payments into Deposit Accounts subject to Deposit Account Control Agreements (it being understood that it shall not be a Default or Event of Default if any such payments are deposited in an Excluded Account pursuant to clause (v) of the definition thereof); and it is expressly acknowledged that the Administrative Agent reserves the right to impose Reserves with respect to the failure to obtain any such Deposit Account Control Agreement within such ninety (90) day period. The provisions of this Section 9.18(c) do not apply to Excluded Accounts. Notwithstanding anything to the contrary in any Loan Document, (A) each U.S. Loan Party acknowledges and agrees that each of the Administrative Agent and the Collateral Agent is authorized and permitted to send to the applicable bank or other depository institution a notice of exclusive control, a trigger notice, a control notice, an access termination notice, a shifting control notice or any similar notice contemplated by any Deposit Account Control Agreement in order to give effect to the U.S. Sweep and (B) the U.S. Sweep shall be applied in accordance with Section 11.02(b). (d) [Reserved.] -164-

(e) Foreign Deposit Accounts. Each Foreign Loan Party shall, with respect to its Deposit Accounts into which proceeds of the Accounts of such Foreign Loan Party (“Collections”) are paid or any master account to which any such Accounts are swept (each such Deposit Account being a “Collection Account”), (i) ensure that it is subject to a valid and enforceable first ranking security interest (subject to any Liens permitted under Section 10.02(d) or (n)(i) of this Agreement, solely to the extent such Liens arise by operation of law and either (x) such Liens are permitted by the related Deposit Account Control Agreement or (y) the Administrative Agent has established a Reserve in its Permitted Discretion for liabilities secured by such Liens) under the laws of the jurisdiction where the relevant Collection Account is located and (ii) within ninety (90) days (or such later date as the Administrative Agent may agree in its reasonable discretion) of the Closing Date or, if opened following the Closing Date, within sixty (60) days (or such later date as the Administrative Agent may agree in its reasonable discretion), of the opening of such Collection Account or the date any Person that owns such Collection Account becomes a Foreign Loan Party hereunder take all actions necessary to obtain a Deposit Account Control Agreement, in form reasonably satisfactory to the Administrative Agent, that provides for such bank or other depository institution, following its receipt of a Liquidity Notice (it being understood thatfrom and after the Fourth Amendment Effective Date (or such later date as the Administrative Agent shall reasonably promptly deliver a copy of such Liquidity Notice to the Lead Borroweror the Collateral Agent may agree (each acting in its sole discretion)), to transfer to the Administrative Agent, on a daily basis, all balances inat such times and in such amounts and currencies as prescribed by the Administrative Agent or the Collateral Agent (each acting in its sole discretion), all or any balance in such Collection Account (net of such minimum balance required by the bank at which such Collection Account is maintained) for application to the Obligations then outstanding (the “Foreign Sweep”); provided that, following the termination of the Liquidity Period, the Administrative Agent shall promptly instruct such bank or other depository institution to terminate the Foreign Sweep. It is expressly acknowledged that the Administrative Agent reserves the right to impose Reserves with respect to the failure to obtain any such Deposit Account Control Agreement within such initial ninety (90) day period. The provisions of this Section 9.18(e) do not apply to Excluded Accounts. Notwithstanding anything to the contrary in any Loan Document, (A) each Foreign Loan Party acknowledges and agrees that each of the Administrative Agent and the Collateral Agent is authorized and permitted to send to the applicable bank or other depository institution a notice of exclusive control, a trigger notice, a control notice, an access termination notice, a shifting control notice or any similar notice contemplated by any Deposit Account Control Agreement in order to give effect to the Foreign Sweep and (B) the Foreign Sweep shall be applied in accordance with Section 11.02(c). (f) Deposit Account Operations. (i) Schedule 9.18 sets forth all Deposit Accounts (other than Excluded Accounts or accounts not required to be subject to a Deposit Account Control Agreement pursuant to Section 9.18(e)) maintained by the Loan Parties, including the Dominion Accounts, as of the Closing Date. The Lead Borrower shall promptly notify the Administrative Agent of any opening or closing of a Deposit Account (other than any Excluded Accounts) by the Lead Borrower or any other Loan Party, and shall not open, and shall ensure that no other Loan Parties open, any Deposit Accounts (other than any Excluded Accounts) at a bank not reasonably acceptable to the Administrative Agent. (ii) If any Loan Party receives cash or any check, draft or other item of payment payable to such Loan Party with respect to any Collateral, it shall hold the same in trust for the Collateral Agent and promptly (and in any event within seven (7) days) deposit the same into any Deposit Account that is subject to a Deposit Account Control Agreement or a Dominion Account. -165-

(iii) Each Foreign Loan Party agrees that upon the commencement and during the continuation of a Liquidity Period, from and after the Fourth Amendment Effective Date (or such later date as the Administrative Agent or the Collateral Agent may agree (each acting in its sole discretion)), the only way in which monies may be withdrawn from any Deposit Account with respect to which Deposit Account Control Agreements have been entered into (including for purposes of establishing the amounts in such Deposit Account as “Eligible Cash”) is (i) by (or on the authorization or instruction of) the Collateral Agent (or the Administrative Agent) in order to apply them in accordance with Section 11.02(c) or (ii) at the sole discretion of, and through the express authorization or instruction by, the Collateral Agent (or the Administrative Agent). To the extent that any Deposit Account Control Agreement (including an Australian Account Control Deed) allows a Deposit Account to be operated in a manner that is not consistent with this clause, then on request by the Collateral Agent or Australian Security Trustee, the Foreign Credit Party who holds that Deposit Account will promptly enter into such documentation as is required by the Collateral Agent or Australian Security Trustee to ensure that the Deposit Account Control Agreement is consistent with this Section 9.18(f)(iii). (iv) The Collateral Agent shall be given sufficient access to each relevant Deposit Account (including each Collection Account) to ensure that the provisions of Section 11.02(c) are capable of being complied with including, without limitation, by having entered into a Deposit Account Control Agreement or other equivalent agreement with the account bank holding the relevant Deposit Account requiring such account bank to follow the instructions of the Administrative Agent and/or the Collateral Agent if instructions are given by it. (v) Each Foreign Loan Party shall instruct each Account Debtor to pay all Collections into segregated Collection Accounts, which only contain Collections and are not used for any other purpose and which are subject to a Deposit Account Control Agreement as specified in clause (e) above (and if deposited in violation of such instructions, each Foreign Loan Party shall promptly (and in any event within seven (7) days) direct any such payments into such Collection Accounts). (g) Transfer of Accounts; Notification of Account Debtors. (i) At any time at the request of the Administrative Agent in its sole discretion following the commencement of a Liquidity Period,, from and after the Fourth Amendment Effective Date (or such later date as the Administrative Agent or the Collateral Agent may agree (each acting in its sole discretion)), the Foreign Loan Parties shall (a) at the discretion of the Administrative Agent, either (i) immediately cause all of their Deposit Accounts into which the proceeds of Accounts are being paid (each, an “Existing Collection Account”) to be transferred to the name of the Administrative Agent or (ii) promptly open new Deposit Accounts with (and, at the discretion of the Administrative Agent, in the name of) the Administrative Agent or an Affiliate of the Administrative Agent (such new bank accounts being Deposit Accounts under and for the purposes of this Agreement), and (b) if new Deposit Accounts have been established pursuant to this Section (each, a “New Collection Account”) ensure that all Account Debtors are instructed to pay the Collections owing to such Loan Parties to the New Collection Accounts. Until all Collections have been redirected to the New Collection Accounts, each such Loan Party shall cause all amounts on deposit in any Existing Collection Account to be transferred to a New Collection Account at the end of each Business Day, provided that, if any such Loan Party does not instruct such re-direction or transfer, each of them hereby authorizes the -166-

Administrative Agent to give such instructions on their behalf to the applicable Account Debtors and/or the account bank holding such Existing Collection Account (as applicable). (ii) At any time at the request of the Administrative Agent in its sole discretion following the commencement of a Liquidity Period, from and after the Third Amendment Effective Period (or such later date as the Administrative Agent or the Collateral Agent may agree (each acting in its sole discretion)), each Foreign Loan Party agrees that if any of its Account Debtors have not previously received notice of the security interest of the Collateral Agent over the Accounts and the Collections, it shall give notice to such Account Debtors and if any such Loan Party does not serve such notice, each of them hereby authorizes the Administrative Agent or the Collateral Agent to serve such notice on their behalf. Section 9.19 Financial Assistance. Each Loan Party and its Subsidiaries shall comply in all respects with applicable legislation governing financial assistance and/or capital maintenance, to the extent such legislation is applicable to such Loan Party or such Subsidiary, including in relation to the execution of the Security Documents by such Loan Party and payments of amounts due under this Agreement. Section 9.20 Foreign Collateral. Each Foreign Loan Party shall ensure that (i) its standard terms and conditions of purchase at all times contain a condition to the effect that title to the purchased goods transfers to such Loan Party at a time no later than on delivery of the purchased goods to such Loan Party and that, pursuant to such standard terms and conditions of purchase, there are no extendible retention of title rights in favor of its suppliers; provided, however, that retention of title rights may be imposed in the ordinary course of buying and using and/or selling current assets, (ii) its standard terms and conditions of purchase are not amended in a manner that would prejudice the interest of the Lenders without the prior consent in writing of the Administrative Agent, and (iii) if the reference on any purchase order or equivalent document is to the standard terms and conditions of purchase as set out on a specified website, the relevant website must be maintained, up to date and publicly accessible at all times. During any Liquidity Period or at any other time at which the Administrative Agent in its Permitted Discretion determines that the Collateral of any Foreign Loan Party may be at substantial risk of loss of titleFrom and after the Fourth Amendment Effective Date, at the request of the Administrative Agent, the specified Loan Party must send a copy of its standard terms and conditions of purchase (or other notice satisfactory to the Administrative Agent which rejects retention of title and/or extendible retention of title provisions in relation to the Loan Party’s Equipment, Inventory, Real Property or Trademarks (other than retention of title rights imposed in the ordinary course of buying and using and/or selling current assets)) to its suppliers. Section 9.21 Australian PPSA Undertaking. (a) If a Loan Party holds any security interests for the purposes of the Australian PPSA and if failure by the Loan Party to perfect such security interests would materially adversely affect its business, the Loan Party agrees to implement, maintain and comply in all material respects with, procedures for the perfection of those security interests. These procedures must include procedures designed to ensure that the Loan Party takes all reasonable steps under the Australian PPSA to continuously perfect any such security interest including all steps reasonably necessary: (i) for the Loan Party to obtain, the highest ranking priority possible in respect of the security interest (such as perfecting a purchase money security interest or perfecting a security interest by control); and -167-

time of incurrence, and (iii) any Permitted Refinancing Indebtedness incurred to Refinance any Indebtedness incurred pursuant to this clause (h); (i) (x) Capitalized Lease Obligations, mortgage financings, purchase money obligations (including Indebtedness as lessee or guarantor) and other Indebtedness (including, for the avoidance of doubt, any Indebtedness in connection with sale leaseback transactions) in each case, incurred for the purpose of financing all or any part of the acquisition, lease or cost of design, construction, repair, replacement, installation or improvement of the respective property (real or personal, and whether through the direct purchase of property or the Equity Interest of any person owning such property), in an aggregate principal amount that immediately after giving effect to the incurrence of such Indebtedness and the use of proceeds thereof, together with the aggregate principal amount of any other Indebtedness outstanding pursuant to this Section 10.01(i), would not exceed the greater of $75,000,000 and 5.0% of Consolidated Total Assets when incurred, created or assumed, and (y) any Permitted Refinancing Indebtedness in respect thereof; (j) the Senior Notes and any Permitted Refinancing Indebtedness in respect thereof; (k) (x) other Indebtedness of the Lead Borrower or any Subsidiary, in an aggregate principal amount that, immediately after giving effect to the incurrence of such Indebtedness and the use of proceeds thereof, together with the aggregate principal amount of any other Indebtedness outstanding pursuant to this Section 10.01(k), would not exceed the greater of $200,000,000300,000,000 and 15.022.5% of Consolidated Total Assets when incurred, created or assumed and (y) any Permitted Refinancing Indebtedness in respect thereof; (l) [reserved]; (m) Guarantees: (i) by any Loan Party of any Indebtedness of any Loan Party permitted to be incurred under this Agreement, (ii) by any Loan Party of Indebtedness otherwise permitted hereunder of any Subsidiary that is not a Loan Party to the extent such Guarantees are permitted by Section 10.04, (iii) by any Subsidiary that is not a Loan Party of Indebtedness of another Subsidiary that is not a Loan Party, and (iv) by any Loan Party of Indebtedness of Subsidiaries that are not Loan Parties incurred for working capital purposes in the ordinary course of business on ordinary business terms so long as such Indebtedness is permitted to be incurred under Section 10.01(q) and to the extent such Guarantees are permitted by Section 10.04; provided that Guarantees by any Loan Party under this Section 10.01(m) of any other Indebtedness of a person that is subordinated in right of payment to other Indebtedness of such person shall be expressly subordinated in right of payment to the Loan Obligations to at least the same extent as such underlying Indebtedness is subordinated in right of payment; (n) Indebtedness arising from agreements of the Lead Borrower or any Subsidiary providing for Guarantees, indemnification, adjustment of purchase or acquisition price or similar obligations (including earn-outs), in each case, incurred or assumed in connection with the Transactions, any -170-

(oo) Liens that may arise on inventory or equipment in the ordinary course of business as a result of such inventory or equipment being located on premises owned by persons (including, without limitation, any client or supplier) other than the Lead Borrower or its Subsidiaries; (pp) Liens on Equity Interests or other securities or assets of any Unrestricted Subsidiary that secure Indebtedness of such Unrestricted Subsidiary; and (qq) in the case of Liens on any Collateral, Junior Liens securing Indebtedness in an aggregate amount not to exceed at any time the greater of $75,000,000 and 5.0% of Consolidated Total Assets.; and (rr) Liens on Trademarks and related rights and assets securing a Junior Capital Transaction and any Permitted Refinancing Indebtedness in respect thereof, in each case subject to an intercreditor agreement with the Collateral Agent pursuant to which the Secured Parties retain a second priority Lien on such assets and other customary access rights to such assets on terms and conditions reasonably acceptable to the Collateral Agent; provided that, for the avoidance of doubt, any release of Liens by the Administrative Agent in connection with such Junior Capital Transaction shall be subject to the requirements of clause (II) (including the proviso set forth therein) of Section 12.11. For purposes of determining compliance with this Section 10.02, (A) a Lien securing an item of Indebtedness need not be permitted solely by reference to one category of Permitted Liens (or any portion thereof) described in Sections 10.02(a) through (qq) but may be permitted in part under any combination thereof and (B) in the event that a Lien securing any obligation (or any portion thereof) meets the criteria of one or more of the categories of Permitted Liens (or any portion thereof) described in Sections 10.02(a) through (qq), the Lead Borrower may, in its sole discretion, classify or divide such Lien securing such obligation (or any portion thereof) in any manner that complies with this Section 10.02 and will be entitled to only include the amount and type of such Lien or such obligation secured by such Lien (or any portion thereof) in one of the above clauses and such Lien securing such obligation (or portion thereof) will be treated as being incurred or existing pursuant to only such clause or clauses (or any portion thereof); provided that all Liens securing Indebtedness under this Agreement shall at all times be deemed to have been incurred pursuant to clause (b) of this Section 10.02. Section 10.03 Limitations on Certificate of Incorporation, By-Laws and Certain Other Agreements, Etc. Amend or modify, or permit the amendment or modification of (i) any provision of the indenture or other definitive documentation governing the Senior Notes, (ii) any provision of the definitive documentation governing any Junior Financing (after the entering into thereof) or (iii) its certificate or articles of incorporation, certificate of formation, limited liability company or by-laws (or the equivalent organizational documents), in each case, in a manner that is materially adverse to the interests of the Lenders without the prior written consent of the Required Lenders. Section 10.04 Investments, Loans and Advances. (i) Purchase or acquire (including pursuant to any merger or amalgamation with a person that is not a Wholly Owned Subsidiary immediately prior to such merger or amalgamation) any Equity Interests, evidences of Indebtedness or other securities of any other person, (ii) make any loans or advances to or Guarantees of the Indebtedness of any other person, or (iii) purchase or otherwise acquire, in one transaction or a series of related transactions, (x) all or substantially all of the property and assets or business of another person or (y) assets constituting a business unit, line of business or division of such person (each of the foregoing, an “Investment”), except: (a) Guarantees permitted by Section 10.01; -178-

otherwise not interfering in any material respect with the business of the Lead Borrower and its Subsidiaries, taken as a whole; (e) Investments permitted by Section 10.04 (other than Section 10.04(m)(ii)), Permitted Liens, and Restricted Payments permitted by Section 10.06; (f) the discount, forgiveness or sale, in each case without recourse and in the ordinary course of business, of past due receivables arising in the ordinary course of business, but only in connection with the compromise or collection thereof consistent with customary industry practice (and not as part of any bulk sale or financing of receivables); (g) other Dispositions of assets (including in connection with sale leaseback transactions); provided that any such Dispositions shall comply with the finalpenultimate sentence of this Section 10.05; (h) Permitted Acquisitions (including any merger, consolidation or amalgamation in order to effect a Permitted Acquisition); provided that, following any such merger, consolidation or amalgamation involving any Borrower, such Borrower is the surviving entity or the requirements of Section 10.05(n) are otherwise complied with; (i) leases, licenses or subleases or sublicenses of any real or personal property in the ordinary course of business; (j) Dispositions of inventory or Dispositions or abandonment of Intellectual Property of the Lead Borrower and its Subsidiaries determined in good faith by the management of the Lead Borrower to be no longer economically practicable or commercially reasonable to maintain or useful or necessary in the operation of the business of the Lead Borrower or any of the Subsidiaries; (k) Dispositions pursuant to any individual transaction or series of related transactions involving assets with a Fair Market Value of less than $7,500,000; (l) the purchase and Disposition (including by capital contribution) of Securitization Assets and Permitted Receivables Facility Assets, in each case, by Securitization Entities, Receivables Entities and/or Permitted Receivables Jurisdiction Subsidiaries, or participations therein, including pursuant to Qualified Securitization Transactions or Qualified Receivables Facilities; (m) any exchange or swap of assets (other than cash and Permitted Investments) for other assets (other than cash and Permitted Investments) of comparable or greater value or usefulness to the business of the Lead Borrower and the Subsidiaries as a whole, determined in good faith by the management of the Lead Borrower; (n) if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing or would result therefrom, any Subsidiary or any other person may be merged, amalgamated or consolidated with or into any Borrower, provided that (A) such Borrower shall be the surviving entity (it being understood and agreed that the Lead Borrower shall be the surviving entity of any merger, amalgamation or consolidation of the Lead Borrower with another Borrower) or (B) if the surviving entity is not the applicable Borrower (such other person, the “Successor Borrower”), (1) the Successor Borrower shall be an entity organized or existing under the laws of the jurisdiction of the applicable Borrower, (2) the Successor Borrower shall expressly assume all the obligations of such Borrower under this Agreement and the other Loan Documents pursuant to a supplement hereto or thereto and, in the case of any Security Document, by executing and/or delivering any additional required -184-

Unrestricted Subsidiary (but, in any such case, not created in contemplation of such redesignation, merger, amalgamation, consolidation or transfer); and (x) any encumbrances or restrictions of the type referred to in clause 10.09(A) or (B) above imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of or similar arrangements to the contracts, instruments or obligations referred to in clauses (a) through (w) above; provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements, refinancings or similar arrangements are, in the good faith judgment of the Lead Borrower, no more restrictive as a whole with respect to such dividend and other payment restrictions than those contained in the dividend or other payment restrictions as contemplated by such provisions prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement, refinancing or similar arrangement Section 10.10 Financial Covenant. (a) On any date, other than during the Fourth Amendment Specified Period, when Aggregate Availability is less than (a) from the Closing Date until the end of the Lead Borrower’s fiscal quarter ending on or about March 31, 2020, the greater of (i) 7.5% of the Line Cap and (ii) $30,000,000 and (b) thereafter, the greater of (i) 12.5% of the Line Cap and (ii) $50,000,000 (collectively, the “FCCR Test Amount”), have a Consolidated Fixed Charge Coverage Ratio, calculated on a Pro Forma Basis, of less than 1.0 to 1.0, tested for the four fiscal quarter period ending on the last day of the most recently ended fiscal quarter for which the Lead Borrower was required to deliver Financial Statements, and at the end of each succeeding fiscal quarter thereafter until the date on which Aggregate Availability has exceeded the FCCR Test Amount for thirty (30) consecutive days. (b) On any date during the Fourth Amendment Specified Period, have Aggregate Availability of less than $12,500,000. Section 10.11 Fiscal Quarter and/or Fiscal Year. In the case of the Lead Borrower, permit any change to its fiscal quarter and/or fiscal year; provided that the Lead Borrower and its Subsidiaries may change their fiscal quarter and/or fiscal year end one or more times, subject to such adjustments to this Agreement as the Lead Borrower and Administrative Agent shall reasonably agree are necessary or appropriate in connection with such change (and the parties hereto hereby authorize the Lead Borrower and the Administrative Agent to make any such amendments to this Agreement as they jointly deem necessary to give effect to the foregoing). ARTICLE 11 EVENTS OF DEFAULT Section 11.01 Events of Default. In case of the happening of (each, an “Event of Default”) on and after the Closing Date, any of the following events: (a) any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or any certificate or document delivered pursuant hereto or thereto shall prove to have been false or misleading in any material respect when so made or deemed made; (b) default shall be made in the payment of any principal of any Loan, any North American LC Disbursement or any Swiss LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise; -193-

(c) default shall be made in the payment of any interest on any Loan or in the payment of any Fee or any other amount (other than an amount referred to in clause (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of five (5) Business Days; (d) (x) default shall be made in the due observance or performance by any Borrower of any covenant, condition or agreement contained in Section 9.01(a) (solely with respect to the Lead Borrower and the other Borrowers), 9.05(a), 9.08, 9.18(c)-(g) or in Article 10 or, (y) the Borrowers shall fail to deliver a Borrowing Base Certificate required to be delivered under this Agreement within five (5) Business Days of the date such Borrowing Base Certificate is required to be delivered (other than from and after the date on which Aggregate Availability is less than the greater of 15% of the Line Cap and $60,000,000 for five (5) consecutive Business Days and until such subsequent date, if any, on which Aggregate Availability equals or exceeds such threshold for thirty (30) consecutive calendar days, in which case such period shall be three (3) Business Days); or (z) default shall be made in the due observance or performance by any Borrower of any covenant, condition or agreement contained in Section 9.04(e)(y) or (g) or Section 9.13, and such default shall continue unremedied for a period of five (5) consecutive Business Days; (e) default shall be made in the due observance or performance by any of the Loan Parties of any covenant, condition or agreement contained in any Loan Document (other than those specified in clauses (b), (c) and (d) above) and such default shall continue unremedied for a period of thirty (30) days after the earlier of (x) notice thereof from the Administrative Agent to the Lead Borrower and (y) any Borrower’s actual knowledge of such default; (f) (i) any event or condition occurs that (A) results in any Material Indebtedness becoming due prior to its scheduled maturity or (B) enables or permits (with all applicable grace periods having expired) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity, in each case without such Material Indebtedness having been discharged, or any such event of or condition having been cured promptly; provided that this clause (f) shall not apply to any secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness if (x) such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness and (y) repayments are made as required by the terms of the respective Indebtedness; provided further that this clause (f) shall not apply to, in the case of any Permitted Convertible Indebtedness, any event or condition that would permit the holder or beneficiary of such Permitted Convertible Indebtedness to convert such Permitted Convertible Indebtedness into cash, Equity Interests (other than Disqualified Stock) of the Lead Borrower or a combination thereof (in each case to the extent permitted hereunder); provided further that, notwithstanding the foregoing, none of the following events shall constitute an Event of Default under this clause (f) unless such event results in the acceleration of other Material Indebtedness of the Lead Borrower or any Subsidiary: (i) any secured Indebtedness becoming due as a result of a casualty or similar event, (ii) any change of control offer made within 60 days after an Acquisition with respect to, and effectuated pursuant to, Indebtedness of an acquired business, (iii) any default under Indebtedness of an acquired business if such default is cured, or such Indebtedness is repaid, within 60 days after the Acquisition of such business so long as no other creditor accelerates or commences any kind of enforcement action in respect of such Indebtedness, (iv) mandatory prepayment requirements arising from the receipt of net cash proceeds from debt, dispositions (including casualty losses, governmental takings and other involuntary dispositions), equity issues or excess cash flow, in each case pursuant to Indebtedness of an acquired business), (v) prepayments required by the terms of Indebtedness as a result of customary provisions in respect of illegality, replacement of lenders and gross-up provisions for Taxes, increased costs, capital adequacy and other similar customary requirements and (vi) any voluntary -194-

(j) any Australian Loan Party (A) is (or has stated that it is) insolvent under administration or insolvent (each as defined in the Australian Corporations Act); (B) is in liquidation, in provisional liquidation, under administration or wound up or has had a controller (as defined in the Australian Corporations Act) appointed to its property; (C) is subject to any arrangement, assignment, moratorium or composition, protected from creditors under any statute or dissolved (in each case, other than to carry out a reconstruction or amalgamation while solvent on terms approved by the Administrative Agent); (D) has had an application or order made or resolution passed, in each case in connection with that person, which is preparatory to or could result in any of clauses (A), (B) or (C) above (and in the case of an application or similar action, it is not stayed, withdrawn or dismissed within 21 days); (E) is taken (under section 459F(1) of the Australian Corporations Act) to have failed to comply with a statutory demand; (F) is the subject of an event described in section 459C(2)(b) or section 585 of the Australian Corporations Act (or it makes a statement from which the Administrative Agent reasonably deduces it is so subject); or (G) is otherwise unable to pay its debts generally when they fall due; (k) the failure by the Lead Borrower, any other Borrower or any Material Subsidiary to pay one or more final judgments aggregating in excess of $50,000,000, which judgments are not discharged or effectively waived or stayed for a period of 45 consecutive days, or any action shall be legally taken by a judgment creditor to attach or levy upon assets or properties of the Lead Borrower, any other Borrower or any Material Subsidiary to enforce any such judgment; provided, however, that any such judgment shall not be included in the calculation of the aggregate amount of judgments under this clause (k) if and for so long as (A) the amount of such judgment is covered by a valid and binding policy of insurance between the defendant and the insurer covering payment thereof and (B) such insurer, which shall be rated at least “A” by A.M. Best Company, has been notified of, and has not disputed the claim made for payment of, the amount of such judgment; (l) (i) an ERISA Event shall have occurred, (ii) the PBGC or other Governmental Authority shall have instituted proceedings (including giving notice of intent thereof) to terminate any Plan or Plans or (iii) the Lead Borrower, any other Borrower or any Subsidiary or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA; and in the case of each of clauses (i) through (iii) above, such event or condition, together with all other such events or conditions, if any, would reasonably be expected to have a Material Adverse Effect; or (m) (i) any Loan Document, including any subordination provision therein, shall for any reason cease to be (or be asserted in writing by any Borrower or any Guarantor to not be) a legal, valid and binding obligation of any Loan Party party thereto (other than in accordance with its terms), (ii) any security interest purported to be created by any Security Document and to extend to assets that constitute a material portion of the Collateral shall cease to be, or shall be asserted in writing by any Borrower or any other Loan Party not to be, a valid and perfected security interest (perfected as required by this Agreement or the relevant Security Document and subject to such limitations and restrictions as are set forth herein and therein) in the securities, assets or properties covered thereby (other than in accordance with the terms of the applicable Loan Documents), except to the extent that any such loss of perfection results from the limitations of foreign laws, rules and regulations as they apply to pledges of Equity Interests in Foreign Subsidiaries or the application thereof other than Specified Foreign Laws, or from failure of the Collateral Agent to maintain possession of certificates actually delivered to it representing securities pledged under the Initial U.S. Security Agreement or to file Uniform Commercial Code continuation statements or to make any other similar filings (provided that the Loan Parties have provided any cooperation, documentation or other assistance reasonably requested on reasonable notice by the Collateral Agent and/or Administrative Agent to enable the Collateral Agent to make any such filings by the applicable deadline), and in any case so long as such failure does not result from the breach or non- compliance with the Loan Documents by any Loan Party, or (iii) a material portion of the Guarantees -196-

pursuant to the Loan Documents by the Guarantors guaranteeing the Obligations, shall cease to be in full force and effect (other than in accordance with the terms thereof), or shall be asserted in writing by any Borrower or any Guarantor not to be in effect or not to be legal, valid and binding obligations (other than in accordance with the terms thereof); provided that no Event of Default shall occur under this Section 11.01(m) if the Loan Parties cooperate with the Collateral Agent to replace or perfect such security interest and Lien, such security interest and Lien is promptly replaced or perfected (as needed) and the rights, powers and privileges of the Secured Parties are not materially adversely affected by such replacement; (n) the failure by the Lead Borrower to deliver, after the Fourth Amendment Effective Date and on or before May 15, 2020, one or more term sheets in respect of a Junior Capital Transaction; or (o) the failure of a Junior Capital Transaction (i) to have its proposed terms and conditions approved by the Required Lenders and the Administrative Agent (in its capacity as such) after the Fourth Amendment Effective Date and on or before June 12, 2020 or (ii) to be closed, effective and fully funded, on terms and conditions approved by the Required Lenders and the Administrative Agent (in its capacity as such), after the Fourth Amendment Effective Date and on or before June 15, 2020; then, and in every such event (other than an event with respect to the Lead Borrower or any other Borrower described in clause (h), (i) or (j) above), and at any time thereafter during the continuance of such event, the Administrative Agent, at the request of the Required Lenders, shall, by notice to the Lead Borrower, take any or all of the following actions, at the same or different times: (i) terminate, reduce or condition any of the Commitments or make any adjustment to any Borrowing Base, (ii) declare the Loans then outstanding and all other Obligations to be forthwith due and payable in whole or in part (in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), whereupon the principal of the Loans and other Obligations so declared to be due and payable, together with accrued interest thereon and any unpaid accrued fees (including, for the avoidance of doubt, any break funding payments) and all other liabilities of the Borrowers accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrowers, anything contained herein or in any other Loan Document to the contrary notwithstanding and (iii) require the Loan Parties to Cash Collateralize the LC Obligations, and, if the Loan Parties fail promptly to deposit such Cash Collateral, the Administrative Agent may (and shall upon the direction of Required Lenders) advance the required Cash Collateral as Revolving Loans (whether or not an Overadvance exists or is created thereby, or the conditions in Section 7.01 are satisfied); and in any event with respect to the Lead Borrower and the other Borrowers described in clause (h), (i) or (j) above, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued fees (including, for the avoidance of doubt, any break funding payments) and all other liabilities of the Borrowers accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrowers, anything contained herein or in any other Loan Document to the contrary notwithstanding. In addition to any other rights and remedies granted to the Administrative Agent and the Secured Parties in the Loan Documents, following the occurrence and continuation of an Event of Default, the Collateral Agent on behalf of the Secured Parties may exercise all rights and remedies of a secured party under the Uniform Commercial Code, the Canadian PPSA, the Australian PPSA or any other applicable law. Without limiting the generality of the foregoing, following the occurrence and continuation of an Event of Default, the Collateral Agent, without demand of performance or other demand, presentment, -197-

may, with the Lead Borrower’s consent (other than during the existence of an Event of Default under Section 11.01(b), (c), (h), (i) or (j)), on behalf of the Lenders, appoint a successor Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Borrowers and the Lenders that no qualifying Person has accepted such appointment within such period, then such resignation shall nonetheless become effective in accordance with such notice and (a) such retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by such retiring Agent on behalf of the Lenders under any of the Loan Documents, then such retiring Agent shall continue to hold such collateral security solely for purposes of maintaining the Secured Parties’ security interest thereon until such time as a successor Agent is appointed) and (b) all payments, communications and determinations provided to be made by, to or through such retiring Agent shall instead be made by or to each Lender directly, until such time as the Required Lenders (with the consent of the Lead Borrower, to the extent so required) appoint a successor Agent as provided for above in this Section 12.10. Upon the acceptance of a successor’s appointment hereunder (which, in the case of any third party providing services as a Collateral Agent hereunder may require the entry into such customary documentation reasonably satisfactory to the Lead Borrower as such third party provider shall require, including without limitation in certain jurisdictions a security trust deed or similar arrangement), such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of such retiring Agent, and such retiring Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). After such retiring Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Section 12 and Section 13.01 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while such retiring Agent was acting as an Agent hereunder. (b) Any resignation by JPMCB as administrative agent pursuant to this Section 12.10 shall also constitute its resignation as lender of the Swingline Loans to the extent that JPMCB is acting in such capacity at such time. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring lender of the Swingline Loans and (ii) the retiring lender of the Swingline Loans shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. Section 12.11 Collateral Matters and Guarantee Matters. The Lenders and the other Secured Parties (by virtue of their acceptance of the benefits of the Loan Documents) authorize the Collateral Agent to release any Collateral or Guarantors in accordance with Section 13.18 or if approved, authorized or ratified in accordance with Section 13.12. The Lenders and the other Secured Parties (by virtue of their acceptance of the benefits of the Loan Documents) hereby irrevocably authorize and instruct the Collateral Agent to, without any further consent of any Lender or any other Secured Party, (x) enter into (or acknowledge and consent to) or amend, renew, extend, supplement, restate, replace, waive or otherwise modify any intercreditor or subordination agreement (in form satisfactory to the Collateral Agent and deemed appropriate by it) with the collateral agent or other representative of holders of Indebtedness secured (and permitted to be secured) by a Lien on assets constituting a portion of the Collateral under any of Section 10.02(i) or (ll) (solely as it relates to clause (i) of Section 10.02) (and in accordance with the relevant requirements thereof) and, (y) enter into (or acknowledge and consent to) or amend, renew, extend, supplement, restate, replace, waive or otherwise modify any Permitted Junior Intercreditor Agreement with the collateral agent or other representative of holders of Indebtedness secured (and permitted to be secured) by a Lien on assets constituting a portion of the Collateral under any of Sections 10.02(c), (qq) and/or (ll) (solely as it relates to clause (c) or (qq) of Section 10.02) (and in accordance with the relevant requirements thereof) and (z) subject to the requirements of clause (II) below (including the proviso set forth therein), enter into (or acknowledge and consent to) or amend, renew, extend, supplement, restate, replace, waive or otherwise modify any intercreditor or -209-

subordination agreement (in form satisfactory to the Collateral Agent and deemed appropriate by it and in any event including customary access rights to the Trademarks and related rights and assets securing the applicable Junior Capital Transaction) with the collateral agent or other representative of holders of Indebtedness secured (and permitted to be secured) by a Lien on such Trademarks and related rights and assets under Section 10.02(rr) (and in accordance with the relevant requirements thereof) (any of the foregoing under clause (x) or this, clause (y) or this clause (z), an “Intercreditor Agreement”). The Lenders and the other Secured Parties (by virtue of their acceptance of the benefits of the Loan Documents) irrevocably agree that (x) the Collateral Agent may rely exclusively on a certificate of a Responsible Officer of the Lead Borrower as to whether any such other Liens are permitted hereunder and as to the respective assets constituting Collateral that secure (and are permitted to secure) such Indebtedness hereunder and (y) any Intercreditor Agreement entered into by the Collateral Agent shall be binding on the Secured Parties, and each Lender and each other Secured Party hereby agrees that it will take no actions contrary to the provisions of, if entered into and if applicable, any Intercreditor Agreement. Furthermore, the Lenders and the other Secured Parties (by virtue of their acceptance of the benefits of the Loan Documents) hereby authorize the Administrative Agent and the Collateral Agent to (I) release any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document (i) to the holder of any Lien on such property that is permitted by clauses (c), (i) or (z) of Section 10.02 in each case to the extent the contract or agreement pursuant to which such Lien is granted prohibits any other Liens on such property or (ii) that is or becomes Excluded Property; and the Administrative Agent and the Collateral Agent shall do so upon request of the Lead Borrower; provided that, prior to any such request, the Lead Borrower shall have in each case delivered to the Administrative Agent a certificate of a Responsible Officer of the Lead Borrower certifying (x) that such Lien is permitted under this Agreement, (y) in the case of a request pursuant to clause (i) of this sentence, that the contract or agreement pursuant to which such Lien is granted prohibits any other Lien on such property and (z) in the case of a request pursuant to clause (ii) of this sentence, that (A) such property is or has become Excluded Property and (B) if such property has become Excluded Property as a result of a contractual restriction, such restriction does not violate Section 10.09 and (II) subordinate any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 10.02(rr) to the extent the contract or agreement pursuant to which such Lien is granted requires such subordination; and the Administrative Agent and the Collateral Agent shall do so upon request of the Lead Borrower; provided that (1) prior to any such request, the Lead Borrower shall have in each case delivered to the Administrative Agent a certificate of a Responsible Officer of the Lead Borrower certifying (x) that such Lien is permitted under this Agreement and (y) that the contract or agreement pursuant to which such Lien is granted requires such subordination, (2) all property subject to such subordination shall, immediately upon the consummation of such Junior Capital Transaction, be removed from, and not constitute or contribute to, any Borrowing Base, (3) on the date of the closing of such Junior Capital Transaction, the Borrowers shall repay the Revolving Loans in an amount equal to at least the amount all such property contributed to any Borrowing Base immediately prior to the consummation of such Junior Capital Transaction, (4) Aggregate Availability on a pro forma basis after giving effect to such Junior Capital Transaction shall be greater than Aggregate Availability immediately prior to such Junior Capital Transaction and (5) immediately prior to and immediately after giving effect (including pro forma effect) thereto, no Default or Event of Default shall have occurred and be continuing or result from such Junior Capital Transaction. The Administrative Agent and the Collateral Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s and the Collateral Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the -210-

Administrative Agent to change, establish or eliminate any Reserves or to add Accounts and Inventory acquired in a Permitted Acquisition to any Borrowing Base as provided herein; (6) without the prior written consent of the Supermajority Lenders, add Borrowers under this Agreement that are organized under the laws of a jurisdiction other than the United States, Australia, the Netherlands or Switzerland or, in each case, any state thereof or the District of Columbia; provided further that no Lender shall be required to lend to any such Borrower without the prior written consent of such Lender; or (7) without the prior written consent of the Supermajority Lenders, reduce the Aggregate Availability required by Section 10.10(b); or (78) without the prior written consent of the Required Facility Lenders, adversely affect the rights of Lenders under such Facility in respect of payments hereunder in a manner different than such amendment affects other Facility. (b) If, in connection with any proposed change, waiver, discharge or termination of any of the provisions of this Agreement as contemplated by clauses (i) through (v), inclusive, of the first proviso to Section 13.12(a), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Lead Borrower shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described in either clause (A) or (B) below, to either (A) replace each such non-consenting Lender or Lenders with one or more Replacement Lenders pursuant to Section 3.04 or (B) terminate such non-consenting Lender’s Commitments and/or repay the outstanding Revolving Loans of such Lender in accordance with Section 3.04; provided that, unless the Commitments that are terminated, and Revolving Loans repaid, pursuant to the preceding clause (B) are immediately replaced in full at such time through the addition of new Lenders or the increase of outstanding Loans of existing Lenders (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause (B) the Required Lenders (determined after giving effect to the proposed action) shall specifically consent thereto; provided further that, in any event the Lead Borrower shall not have the right to replace a Lender, terminate its Commitments or repay its Revolving Loans solely as a result of the exercise of such Lender’s rights (and the withholding of any required consent by such Lender) pursuant to the second proviso to Section 13.12(a). (c) Notwithstanding anything to the contrary contained in clause (a) of this Section 13.12, the Borrowers, the Administrative Agent and each Lender providing the relevant Revolving Commitment Increase may (i) in accordance with the provisions of Section 2.15, enter into an Incremental Revolving Commitment Agreement, and (ii) in accordance with the provisions of Section 2.19, enter into an Extension Amendment; provided that after the execution and delivery by the Borrowers, the Administrative Agent and each such Lender may thereafter only be modified in accordance with the requirements of clause (a) above of this Section 13.12. (d) Without the consent of any other person, the applicable Loan Party or Parties and the Administrative Agent and/or Collateral Agent may (in its or their respective sole discretion, or shall, to the extent required by any Loan Document) enter into any amendment or waiver of any Loan Document, or enter into any new agreement or instrument, to effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or additional property to become Collateral for the benefit of the Secured Parties, or as required by local law to give effect to, or protect any security interest for the benefit of the Secured Parties, in any property or so that the security interests therein comply with applicable Requirements of Law. -227-

Schedule 2.01 Commitments North American Swiss Revolving Lender Revolving Aggregate Commitment Commitment Commitments $101,443,089.4397, $7,056,910.576,774 JPMorgan Chase Bank, N.A. $108,500,000.0010 385,365.87 ,634.13 4,160,000.00 $101,443,089.4397, $7,056,910.576,774 Bank of America, N.A. $108,500,000.0010 385,365.85 ,634.15 4,160,000.00 $101,443,089.4397, $7,056,910.576,774 Bank of Montreal $108,500,000.0010 385,365.85 ,634.15 4,160,000.00 Wells Fargo Bank, National $101,443,089.4397, $0.00 $101,443,089.4397, Association 385,365.85 385,365.85 Wells Fargo Bank, National $7,056,910.576,774 $0.00 $7,056,910.576,774 Association (London Branch) ,634.15 ,634.15 $75,731,707.3272,7 $5,268,292.685,057 U.S. Bank National Association $81,000,000.0077,7 02,439.02 ,560.98 60,000.00 $70,121,951.2267,3 $4,878,048.784,682 CIBC Bank USA $75,000,000.0072,0 17,073.17 ,926.83 00,000.00 $23,373,983.7422,4 $1,626,016.261,560 KeyBank National Association $25,000,000.0024,0 39,024.39 ,975.61 00,000.00 $10,000,000.009,60 First Midwest Bank $0.00 $10,000,000.009,60 0,000.00 0,000.00 $585,000,000.0056 $40,000,000.0038,4 TOTAL $625,000,000.0060 1,600,000.00 00,000.00 0,000,000.00 Sch. 2.01-1

CONSENT AND REAFFIRMATION Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 4 to the Revolving Credit Agreement, dated as of September 27, 2019 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Briggs & Stratton Corporation, a Wisconsin corporation (the “Lead Borrower”), each of the other Borrowers party thereto from time to time, the Lenders party thereto from time to time, the Issuing Banks party thereto from time to time and JPMorgan Chase Bank, N.A., as the Administrative Agent, the Collateral Agent, the Australian Security Trustee and the Swingline Lender, which Amendment No. 4 is dated as of April 27, 2020 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Amended Credit Agreement (as defined in the Amendment). Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guarantee Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreements and each and every such Loan Document executed by the undersigned in connection with the Amended Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above referenced documents shall be a reference to the Amended Credit Agreement and as the same may from time to time hereafter be amended, modified or restated. Dated: April 27, 2020 [Signature Page Follows]

BRIGGS & STRATTON CORPORATION By: /s/ Andrea L. Golvach Name: Andrea L. Golvach Title: Vice President Treasurer BRIGGS & STRATTON AG By: /s/ Mark A. Schwertfeger Name: Mark A. Schwertfeger Title: Member of the Board BRIGGS & STRATTON INTERNATIONAL AG By: /s/ Mark A. Schwertfeger Name: Mark A. Schwertfeger Title: Member of the Board BILLY GOAT INDUSTRIES, INC. By: /s/ Andrea L. Golvach Name: Andrea L. Golvach Title: Vice President Treasurer ALLMAND BROS., INC. By: /s/ Andrea L. Golvach Name: Andrea L. Golvach Title: Vice President Treasurer Signature Page to Consent and Reaffirmation (Amendment No. 4 to Credit Agreement)

Signed, sealed and delivered by BRIGGS & STRATTON AUSTRALIA PTY. LIMITED ACN 006 576 656 in accordance with section 127 of the Corporations Act 2001 (Cth) by: /s/ Mark A. Schwertfeger /s/ Andrea L. Golvach Signature of director Signature of director/secretary Mark A. Schwertfeger Andrea L. Golvach Name of director (print) Name of director/secretary (print) Signature Page to Consent and Reaffirmation (Amendment No. 4 to Credit Agreement)

Signed, sealed and delivered by VICTA LTD ACN 000 341 640 in accordance with section 127 of the Corporations Act 2001 (Cth) by: /s/ Mark A. Schwertfeger /s/ Harold L. Redman Signature of director Signature of director/secretary Mark A. Schwertfeger Harold L. Redman Name of director (print) Name of director/secretary (print) Signature Page to Consent and Reaffirmation (Amendment No. 4 to Credit Agreement)